UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09815

THE ARBITRAGE FUNDS

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-259-2655

Date of fiscal year end:      May 31

Date of reporting period:   June 1, 2012 – May 31, 2013

Item 1.	Reports to Stockholders.

The Arbitrage Funds	Shareholder Letter

May 31, 2013

Dear Fellow Shareholders,

For the fiscal year ending May 31, 2013, The Arbitrage Fund returned 0.42% (Class R, ARBFX), The Arbitrage Event-Driven Fund returned 2.72% (Class R, AEDFX), and The Arbitrage Credit Opportunities Fund – newly launched on October 1, 2012 – returned 2.33% since inception (Class R, ARCFX). The HFRI Event Driven: Merger Arbitrage Index returned 3.64% and the HFRI Event Driven Index returned 13.78% for the twelve month period, and the Barclays Capital U.S. Aggregate Bond Index returned - 0.77% since 10/1/12. (See pages 5, 23, and 44 for standard performance).

The Arbitrage Fund

Low interest rates continued to keep merger arbitrage spreads in check for a third year in a row. This, in concert with a lackluster deal environment and volatility derived from a handful of terminated or delayed transactions, constrained The Arbitrage Fund’s performance. That said, the Fund’s volatility (as measured by annualized three-year standard deviation) reached an all-time low of 2.59% as of May 31, 2013. Moreover, the Fund’s correlations to the broader fixed income and equity markets (as measured by the Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Index) are near all time lows as well, at 0.15 and 0.04, respectively. While equity markets have reached record highs as of late, the dislocation experienced shortly after fiscal year-end illustrates the value of maintaining an allocation to low volatility, low correlation, alternative strategies in one’s portfolio.

Investors have been looking for the mergers and acquisitions environment to improve for almost three years now, anticipating that the combination of low interest rates, cash-rich balance sheets, and rising stock prices would underpin an uptick in deal flow. But one ingredient (and an important one) had not yet made its way into the mix: confidence. Confidence on the part of corporate executives and board members to pull the trigger on mergers and acquisitions has been notably absent over this time frame. Given the uncertainties around the direction of interest rates, global macroeconomic conditions, and ever-changing fiscal and regulatory policy making, it’s no wonder that executives have hit the pause button ahead of moving forward on acquisition activity. Corporate acquirers have been playing it safe, focusing on smaller transactions that are less dependent on broader macroeconomic conditions to successfully integrate. In addition, staying independent often remains a stronger option for target companies in this ultra-low interest rate environment, where high investor demand for corporate debt opens the door for even the least creditworthy borrowers.

According to Dealogic, 510 deals with values totaling $377.3B were announced during the first five months of 2013: $195.2B in the Americas, $113.2B in Europe/Middle East/Africa (EMEA), and $68.9B in Asia-Pacific (APAC). While EMEA and APAC saw declines compared to the year-ago period (down 17% from $136.8B and down 15% from $81.1B, respectively), activity in the Americas region grew over 35% from the $144.5B announced in the first five months of 2012. This led to an overall increase in worldwide deal flow of 4% for the period.

Given these signs, have we turned a corner? We think yes, but we remain in the early stages of a move to more robust deal flow. Investors are beginning to witness the early signs of stabilization in Europe, and although most Asia-Pacific economies have shown signs of slowing, the continued modest growth in North America appears to be picking up the slack. Competitive bidding in the telecom space in the U.S. (Sprint, Clearwire, PCS), in the cable space in Europe (Virgin Media, Kabel Deutschland), and some acceleration of consolidation in the biotech/healthcare sector (Warner Chilcott PLC, Life Technologies, Onyx Pharm, etc.) bode well for our prediction.

Annual Report | May 31, 2013	1

The Arbitrage Funds	Shareholder Letter (continued)

May 31, 2013

The Arbitrage Event-Driven Fund

The Arbitrage Event-Driven Fund, which combines optimized sleeves of our merger arbitrage and credit opportunities strategies with a third equity special situations strategy, returned 0.62% during the volatile final month of the fiscal year. The merger arbitrage and credit opportunities sleeves of this Fund take a more concentrated approach compared to their pure-play counterparts in The Arbitrage Fund and The Arbitrage Credit Opportunities Fund. For the Fund’s third sleeve, we focus on an expanded universe of corporate events in the equity markets – not strictly limited to mergers and acquisitions. In the current market environment, our equity special situations team sees corporations under pressure to maximize shareholder value, leading to activist scenarios, split-offs, and tax-efficient restructurings like Real Estate Investment Trust conversions, and in the near term we expect such events to be primary areas of opportunity.

The Arbitrage Credit Opportunities Fund

Short-term interest rates have historically been one of the building blocks of merger arbitrage returns, and while a return to more “normalized” interest rates may contribute positively to merger arbitrage spreads – and we saw how quickly such a reversion could occur at the tail end of the fiscal year – the associated disruption to the overall credit markets could be significant. Point of fact: as the yield on the 10-year U.S. Treasury increased from 1.67% on April 30, 2013 to 2.16% at fiscal year-end on May 31, the Barclays U.S. Aggregate Bond Index declined -1.78%, the Bank of America Merrill Lynch Corporate Master Index returned -2.28%, and the Bank of America Merrill Lynch High Yield Master II Index was down -0.53%.

For that same month of May, the newest member of The Arbitrage Funds Series Trust – The Arbitrage Credit Opportunities Fund (Class R) – returned 0.59%. In addition, the Fund, which launched on October 1, 2012, has returned 2.33% since inception, while the Barclays Capital U.S. Aggregate Bond Index has returned -0.77% for the same period. The recent dislocation in the credit markets has not changed our investment theses. We simply have different entry points due to the market correction. We have added groups of names mainly in the merger-related space and post reorganization refinancing space. In particular, the increase in merger deals over the last two months has increased our universe of merger-related credit opportunities, and we have added these positions at more attractive prices. These trades range from three to six months in duration, and we believe they will hold up well in a volatile market. For our positions that are longer in duration or with softer catalysts, we have increased our market hedges to help mitigate further downward moves in those specific names.

Outlook

We believe global equity and credit markets will remain volatile as the Federal Reserve transitions its policies to accommodate any changes in economic growth. Any stability in the U.S. Treasury market (particularly the 10-Year), would be influential in, and a sign of, lessening fear among global investors. More volatile markets typically provide us with attractive entry points in many of the deals and events we track around the globe. Rising interest rates, when they do materialize, should serve to buttress merger arbitrage returns, and if accompanied by strengthening macroeconomic conditions, will likely mean a more robust deal environment as well. Market action towards the end of the fiscal year gave us the opportunity to demonstrate how the drivers of returns in merger arbitrage are so uniquely distinct and counter to the behavior of other asset

2	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds	Shareholder Letter (continued)

May 31, 2013

classes. For our credit strategies, we remain focused on positions that we believe will hold up well in a volatile market. Our equity special situations team will focus on maintaining hedging strategies to mitigate market beta exposure. While these hedges may reduce potential gains in bull markets, they also serve to reduce volatility in down markets and adhere to the strategy’s fundamental market neutral core. We will continue to avoid those transactions for which our risk-taking is not well compensated, and remain focused on solid, strategic transactions underpinned by strong strategic rationales.

Sincerely,

The Investment Team

Water Island Capital

Annual Report | May 31, 2013	3

The Arbitrage Fund	Manager Commentary

May 31, 2013 (Unaudited)

The Arbitrage Fund | NASDAQ Ticker Symbols | ARBNX, ARBFX, ARBCX, ARGAX

The Fund’s Goal and Main Investments

Merger arbitrage is a sub-set of a broader event-driven strategy, which seeks to profit from investing in securities that are involved in corporate events such as mergers and acquisitions. Typically merger arbitrage is a low volatility strategy pursued by absolute-return-minded investors. At Water Island Capital, our goal is to capture a return stream with a low correlation to the overall markets.

Investment Strategy

The Fund seeks to achieve capital growth by engaging in merger arbitrage. The strategy’s focus is to capture returns from corporate events, generate market neutral capital growth, preservation of capital, consistent and positive returns, and achieve low correlation, and low volatility. The Fund’s general investment approach can be best described as risk averse, and many systems, policies, and procedures are in place to facilitate this low-risk approach. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. In attempting to achieve its investment strategy, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund’s investment advisor uses investment strategies designed to minimize market exposure, including short selling along with purchasing and selling options. The most common merger arbitrage activity, and the approach generally used by the Fund, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon the acquisition’s completion. That difference, or “spread,” is the primary driver of returns for this strategy. There is no limit to the number of stocks the Fund can hold, however, the Fund typically invests in 40-80 deals at any given time. Each deal will have one, or perhaps two, equity positions (a long and short position in a stock-for-stock deal) and, in many cases, associated derivative positions for hedging purposes.

4	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio Information

May 31, 2013 (Unaudited)

Performance (annualized returns as of May 31, 2013)

	One Year	Five Year	Ten Year	Since Inception*
Arbitrage Fund, Class R	0.42%	2.40%	3.61%	4.85%
Arbitrage Fund, Class I	0.67%	2.61%	–	3.42%
Arbitrage Fund, Class C**	-1.24%	–	–	-1.24%
HFRI Event Driven: Merger Arbitrage Index	3.64%	3.16%	5.17%	4.80%
S&P 500® Index	27.27%	5.43%	7.58%	2.92%
Barclays Capital U.S. Aggregate Bond Index	0.91%	5.50%	4.66%	5.85%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 30 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R inception: 9/17/00; Class I inception: 10/17/03; Class C inception: 6/1/12.

** Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I and Class C are 2.25%, 2.00% and 3.00%, respectively.

The HFRI Event Driven: Merger Arbitrage Index is an index consisting of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits.

The S&P 500® Index is an unmanaged index consisting of 500 stocks.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Annual Report | May 31, 2013	5

The Arbitrage Fund	Portfolio Information (continued)

May 31, 2013 (Unaudited)

Growth of $10,000 Investment

Sector Weighting

The following chart shows the sector weightings of the Arbitrage Fund’s investments in common stock and exchange-traded funds as of the report date.

6	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments

May 31, 2013

	Shares	Value

COMMON STOCKS - 97.08%
Aerospace & Defense - 0.03%
Allied Defense Group, Inc.(a)(b)(e)	398,319	$796,638

Agriculture - 2.19%
GrainCorp Ltd., Class A	5,185,361	63,025,500

Apparel - 1.29%
True Religion Apparel, Inc.(c)	1,163,461	37,044,598

Auto Parts & Equipment - 0.14%
Nidec-Tosok Corp.	476,900	4,025,795

Banks - 0.41%
Sterling Bancorp	977,267	11,678,341

Beverages - 5.32%
DE Master Blenders 1753 N.V.(a)	7,720,179	121,465,033
Grupo Modelo SAB de CV, Series C	3,464,958	31,281,087

		152,746,120

Biotechnology - 4.43%
Life Technologies Corp.(a)(c)	1,717,369	127,257,043

Chemicals - 0.13%
Ferro Corp.(a)(c)	532,184	3,650,782

Coal - 0.18%
Whitehaven Coal Ltd.	2,324,408	5,072,018

Commercial Services - 3.19%
Lender Processing Services, Inc.	1,512,557	50,050,511
Stewart Enterprises, Inc., Class A	3,207,395	41,696,135

		91,746,646

Computers - 0.46%
Stonesoft OYJ(a)	2,294,522	13,301,058

Diversified Financial Services - 9.52%
Asset Acceptance Capital Corp.(a)	1,307,277	8,876,411
National Financial Partners Corp.(a)	1,535,920	38,720,543
Netspend Holdings, Inc.(a)(d)	4,103,170	65,691,752
NYSE Euronext(d)	3,980,752	160,145,653

		273,434,359

See Notes to Financial Statements.

Annual Report | May 31, 2013	7

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

	Shares	Value

COMMON STOCKS - 97.08% (Continued)
Electric - 1.05%
NV Energy, Inc.	1,286,364	$30,152,372

Electrical Components & Equipment - 1.82%
Power-One, Inc.(a)	8,275,799	52,385,808

Engineering & Construction - 0.65%
Gemina SpA(a)	9,835,216	18,586,919

Food - 5.79%
Copeinca ASA	1,409,751	13,932,601
H.J. Heinz Co.(c)(d)	1,929,120	139,591,123
Smithfield Foods, Inc.(a)	390,503	12,863,169

		166,386,893

Forest Products & Paper - 2.21%
Buckeye Technologies, Inc.	1,705,848	63,576,955

Healthcare - Products - 2.92%
Conceptus, Inc.(a)	2,247,192	69,618,008
Palomar Medical Technologies, Inc.(a)	1,058,001	14,314,754

		83,932,762

Household Products & Wares - 0.37%
American Greetings Corp., Class A	572,861	10,540,642

Insurance - 1.80%
Great-West Lifeco, Inc.(a)	1,848,620	51,727,481

Internet - 1.74%
Acquity Group Ltd., Sponsored ADR(a)	354,604	4,556,661
Softchoice Corp.	1,255,942	24,167,874
Websense, Inc.(a)(c)	857,894	21,318,666

		50,043,201

Iron & Steel - 0.28%
Sundance Resources Ltd.(a)	89,795,434	7,992,282

Machinery - Diversified - 4.34%
Gardner Denver, Inc.(d)	1,653,325	124,826,037

Media - 4.62%
Astral Media, Inc., Class A	2,417,304	113,316,590
Fisher Communications, Inc.	223,636	9,193,676

See Notes to Financial Statements.

8	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

	Shares	Value

COMMON STOCKS - 97.08% (Continued)
Media - 4.62% (Continued)
Liberty Global, Inc., Class A(a)(c)	138,712	$10,223,074

		132,733,340

Metal Fabricate & Hardware - 0.27%
Hoganas AB, Class B	161,397	7,870,825

Mining - 3.53%
Aurizon Mines Ltd.(a)	10,506,222	45,382,218
Flinders Mines Ltd.(a)	46,335,055	1,906,829
Freeport-McMoRan Copper & Gold, Inc.	1,497,223	46,488,788
Rainy River Resources Ltd.(a)	2,046,985	7,186,907
Yancoal Australia Ltd.(a)	25,903	17,353
Yancoal Australia Ltd., CVR(a)	166,860	431,171

		101,413,266

Oil & Gas - 1.53%
McMoRan Exploration Co.(a)(d)	2,648,628	44,046,684

Oil & Gas Services - 4.58%
Lufkin Industries, Inc.(c)	1,491,116	131,605,898

Real Estate Investment Trusts - 1.09%
CapLease, Inc.	2,499,567	21,546,268
MPG Office Trust, Inc.(a)	3,085,640	9,658,053

		31,204,321

Retail - 3.50%
Hot Topic, Inc.(c)	3,275,176	45,819,712
OfficeMax, Inc.(c)	3,250,286	42,351,227
rue21, Inc.(a)	295,399	12,403,804

		100,574,743

Savings & Loans - 4.11%
Hudson City Bancorp, Inc.(d)	13,890,099	118,065,842

Semiconductors - 6.98%
ASML Holding N.V., New York Registered Shares	2,467,630	200,544,280

Software - 3.61%
BMC Software, Inc.(a)(c)	1,932,981	87,554,374

See Notes to Financial Statements.

Annual Report | May 31, 2013	9

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

			Shares	Value

COMMON STOCKS - 97.08% (Continued)
Software - 3.61% (Continued)
Market Leader, Inc.(a)			1,509,044	$16,146,771

				103,701,145

Telecommunications - 13.00%
Clearwire Corp., Class A(a)(c)			8,786,698	39,364,407
Sprint Nextel Corp.(a)(c)			14,368,540	104,890,342
Virgin Media, Inc.(d)			4,613,361	229,099,507

				373,354,256

TOTAL COMMON STOCKS (Cost $2,774,491,115)				2,789,044,850

RIGHTS - 0.00%
Cubist Pharmaceuticals, Inc.(a)(b)(e)			119,343	0
Emergent Biosolutions, Inc.(a)(b)(e)			595,405	0

TOTAL RIGHTS (Cost $173,313)				0

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS(a) - 0.14%
Call Options Purchased - 0.02%
Sprint Nextel Corp.	08/2013	$7.00	12,124	$691,068

TOTAL CALL OPTIONS PURCHASED (Cost $580,572)				691,068

Put Options Purchased - 0.12%
Liberty Global, Inc., Class A:
	07/2013	80.00	3,169	2,249,990
	07/2013	85.00	786	903,900

See Notes to Financial Statements.

10	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS (a)- 0.14% (Continued)
Put Options Purchased - 0.12% (Continued)
Sprint Nextel Corp.	08/2013	$7.00	4,061	$160,410

TOTAL PUT OPTIONS PURCHASED (Cost $6,163,524)				3,314,300

TOTAL PURCHASED OPTIONS (Cost $6,744,096)				4,005,368

		Yield	Shares	Value

SHORT-TERM INVESTMENTS - 6.58%
Money Market Fund
State Street Institutional Liquid Reserves Fund(f)		0.093%	124,059,643	$124,059,643

Time Deposits
Euro Time Deposit		0.010%	64,885,408	64,885,408

TOTAL SHORT-TERM INVESTMENTS (Cost $188,945,051)				188,945,051

Total Investments - 103.80% (Cost $2,970,353,575)				2,981,995,269

Liabilities in Excess of Other Assets - (3.80%)				(109,063,174)

NET ASSETS - 100.00%				$2,872,932,095

(a)	Non-income-producing security.
(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2013, the total market value of these securities was $796,638, representing 0.03% of net assets.
(c)	Underlying security for a written/purchased call/put option.
(d)

Security, or a portion of security, is being held as collateral for short sales, or written option contracts. At period end, the aggregate market value of those securities was $485,770,000, representing 16.91% of net assets.

(e)	Security considered illiquid. On May 31, 2013, the total market value of these securities was $796,638, representing 0.03% of net assets.
(f)	Rate shown is the 7-day effective yield as of May 31, 2013.

See Notes to Financial Statements.

Annual Report | May 31, 2013	11

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

Securities determined to be illiquid under the procedures approved by the Funds’ Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets

05/20/2010 – 12/28/2010	Allied Defense Group, Inc.	$1,553,995	$796,638	0.03%
12/12/2011	Cubist Pharmaceuticals, Inc.	0	0	0.00
08/13/2010 – 09/02/2010	Emergent Biosolutions, Inc.	173,313	0	0.00

			$796,638	0.03%

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

COMMON STOCKS
Banks
M&T Bank Corp.	(1,167,129)	$ (122,431,832)

Commercial Services
Atlantia SpA	(1,092,696)	(18,690,217)

Diversified Financial Services
Encore Capital Group, Inc.	(70,615)	(2,518,837)
IntercontinentalExchange, Inc.	(677,934)	(116,069,080)

		(118,587,917)

Electrical Components & Equipment
Nidec Corp.	(58,900)	(4,057,419)

Healthcare - Products
Cynosure, Inc., Class A	(203,358)	(5,065,648)

Insurance
Fidelity National Financial, Inc.	(788,318)	(20,740,647)
Great-West Lifeco, Inc.	(1,848,523)	(51,671,277)

		(72,411,924)

Internet
Trulia, Inc.	(169,009)	(5,195,336)

Media
Liberty Global, Inc., Class A	(1,160,451)	(85,525,238)
Liberty Global, Inc., Series C	(663,520)	(45,577,189)

		(131,102,427)

See Notes to Financial Statements.

12	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

COMMON STOCKS (Continued)
Mining
Freeport-McMoRan Copper & Gold, Inc.	(1,449,446)	$(45,005,298)
Hecla Mining Co.	(3,084,644)	(11,814,187)
New Gold, Inc.	(511,747)	(3,479,929)

		(60,299,414)

Oil & Gas
McMoRan Exploration Co.	(27,779)	(45,413)

Retail
Office Depot, Inc.	(5,351,100)	(23,598,351)
OfficeMax, Inc.	(1,700)	(22,151)

		(23,620,502)

Savings & Loans
Provident New York Bancorp	(1,234,795)	(11,360,114)

Semiconductors
ASML Holding N.V., New York Registered Shares	(2,467,236)	(200,512,270)

Telecommunications
BCE, Inc.	(2,200)	(98,865)
Clearwire Corp., Class A	(46,800)	(209,664)

		(308,529)

TOTAL COMMON STOCKS (Proceeds $725,813,495)		(773,688,962)

EXCHANGE-TRADED FUNDS
Equity Fund
SPDR® S&P 500® ETF Trust	(59,541)	(9,719,473)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $9,502,177)		(9,719,473)

TOTAL SECURITIES SOLD SHORT (Proceeds $735,315,672)		(783,408,435)

See Notes to Financial Statements.

Annual Report | May 31, 2013	13

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Call Options
BMC Software, Inc.:
	06/2013	$46.00	(223)	$(1,673)
	08/2013	46.00	(858)	(15,015)
	08/2013	47.00	(430)	(2,150)
Clearwire Corp., Class A:
	06/2013	3.00	(9,767)	(1,440,632)
	06/2013	3.50	(9,487)	(924,982)
	06/2013	4.00	(455)	(26,163)
	07/2013	3.50	(8,039)	(783,803)
DISH Network Corp.:
	06/2013	41.00	(1,688)	(88,620)
	06/2013	42.00	(1,684)	(58,940)
Ferro Corp.	06/2013	7.50	(22)	(110)
Fidelity National Financial, Inc.	07/2013	25.00	(1,821)	(286,808)
H.J. Heinz Co.:
	06/2013	75.00	(3,862)	(9,655)
	09/2013	75.00	(9,146)	(22,865)
Hot Topic, Inc.	08/2013	14.00	(869)	(2,172)
Life Technologies Corp.:
	06/2013	75.00	(980)	(12,250)
	07/2013	75.00	(274)	(6,165)
	08/2013	75.00	(228)	(6,840)
Lufkin Industries, Inc.	06/2013	90.00	(1,230)	(3,075)
Office Depot, Inc.:
	06/2013	3.50	(246)	(22,755)
	06/2013	4.00	(6,354)	(285,930)
	06/2013	4.50	(258)	(2,580)
	07/2013	4.00	(256)	(13,440)
	07/2013	4.50	(51)	(1,147)
OfficeMax, Inc.:
	06/2013	11.00	(4,439)	(887,800)
	06/2013	12.00	(6,903)	(742,072)
	06/2013	13.00	(965)	(36,188)
Sprint Nextel Corp.:
	06/2013	7.50	(2,262)	(16,965)
	08/2013	8.00	(19,839)	(337,263)
True Religion Apparel, Inc.	07/2013	32.00	(303)	(3,788)
Trulia, Inc.	06/2013	30.00	(436)	(88,290)
Websense, Inc.	06/2013	25.00	(998)	(12,475)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $2,466,604)				(6,142,611)

See Notes to Financial Statements.

14	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Put Options
H.J. Heinz Co.:
	06/2013	$70.00	(2,088)	$(15,660)
	06/2013	75.00	(241)	(61,455)
Lufkin Industries, Inc.	06/2013	85.00	(164)	(820)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $140,837)				(77,935)

TOTAL WRITTEN OPTIONS
(Premiums received $2,607,441)				$ (6,220,546)

See Notes to Financial Statements.

Annual Report | May 31, 2013	15

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Dates	Notional Amount	Unrealized Appreciation

Goldman, Sachs & Co.	Gardner Denver, Inc.	1 Month-LIBOR-BBA plus 0.50 bps	05/05/2014	$21,791,739	$103,261
Goldman, Sachs & Co.	MAY Gurney Integrated Services Plc	1 Month-LIBOR-BBA plus 0.45 bps	05/14/2014	1,096,944	28,535
Goldman, Sachs & Co.	Mikuni Coca-Cola Bottling Co. Ltd.	LIBOR-BBA plus 0.50 bps	05/09/2014 - 06/05/2014	4,692,342	189,680
Goldman, Sachs & Co.	Yancoal Australia Ltd.	1 Month-BBSW-REUTERS plus 0.50 bps	05/31/2014	3,877	23
Goldman, Sachs & Co.	Yancoal Australia Rights Ltd.	1 Month-BBSW-REUTERS plus 0.50 bps	05/07/2014	8,300,050	350,007
Goldman, Sachs & Co.	Yanzhou Coal Mining Co.	1 Month-HIBOR-REUTERS minus 1.0 bps	05/30/2014	(522,101)	27,306
UBS	Mikuni Coca-Cola Bottling Co. Ltd.	1 Month-LIBOR-BBA plus 0.40 bps	Monthly Reset	8,461,458	555,588
UBS	Yancoal Australia Rights Ltd.	1 Month-BBSW-REUTERS plus 0.55 bps	Monthly Reset	16,473,946	828,949
UBS	Yanzhou Coal Mining Co.	1 Month-HIBOR-REUTERS plus 0.4 bps	Monthly Reset	(20,105)	1,055

				$60,278,150	$2,084,404

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Dates	Notional Amount	Unrealized Depreciation

Goldman, Sachs & Co.	Coca-Cola Central Japan Co. Ltd.	LIBOR-BBA minus 2.00 bps - 2.136 bps	05/09/2014 - 06/05/2014	$(7,076,958)	$(190,613)
Goldman, Sachs & Co.	H.J. Heinz Co.	1 Month-LIBOR-BBA plus 0.50 bps	05/05/2014	98,825,193	(102,998)
Goldman, Sachs & Co.	Kier Group Plc	1 Month-LIBOR-BBA minus 3.0 bps - 3.025 bps	05/14/2014	(917,385)	(31,232)
UBS	Coca-Cola Central Japan Co. Ltd.	1 Month-LIBOR-BBA minus 0.40 bps	Monthly Reset	(6,244,006)	(280,748)
UBS	Flinders Mines Ltd	1 Month-BBSW-REUTERS plus 0.55 bps	Monthly Reset	3,063,136	(319,077)
UBS	H.J. Heinz Co.	1 Month-LIBOR-BBA plus 0.70 bps	Monthly Reset	7,178,003	(9,876)
UBS	Yancoal Australia Ltd.	1 Month-BBSW-REUTERS plus 0.55 bps	Monthly Reset	4,581,583	(59,590)

				$99,409,566	$(994,134)

See Notes to Financial Statements.

16	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Appreciation

AUD	86,495,613	Sale	6/17/2013	82,675,508	$3,360,427
CAD	176,796,316	Sale	6/17/2013	170,461,348	3,984,778
EUR	230,000	Sale	6/17/2013	298,971	1,148
JPY	40,730,000	Purchase	6/17/2013	405,483	5,684
NOK	61,240,000	Sale	6/17/2013	10,428,382	78,034

					$7,430,071

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Depreciation

AUD	4,660,000	Purchase	6/17/2013	4,454,190	$(97,703)
CAD	1,590,000	Purchase	6/17/2013	1,533,027	(9,927)
EUR	103,068,197	Sale	6/17/2013	133,975,495	(502,400)
JPY	48,610,000	Sale	6/17/2013	483,932	(5,817)
NOK	1,780,000	Purchase	6/17/2013	303,111	(1,675)
NOK	22,280,000	Sale	6/17/2013	3,793,997	(14,472)
SEK	51,970,000	Sale	6/17/2013	7,843,255	(57,528)

					$(689,522)

See Notes to Financial Statements.

Annual Report | May 31, 2013	17

The Arbitrage Fund	Portfolio of Investments (continued)

May 31, 2013

Country	% of Net Assets

Netherlands	11.21%
Canada	8.42%
Australia	2.73%
Mexico	1.09%
Italy	0.65%
Spain	0.56%
Norway	0.49%
Finland	0.46%
Sweden	0.27%
Hong Kong	0.16%
Japan	0.14%
United States	77.62%
Liabilities in Excess of Other Assets	(3.80%)

100.00%

Abbreviations:

AB - Arktiebolag is the Swedish term for a limited company

ADR - American Depositary Receipt

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company

AUD - Australian Dollar

BBA - British Bankers Association

BBSW - Australian Bank Bill Swap Reference Rate

bps - Basis Points

CAD - Canadian Dollar

CVR - Contingent Value Rights

ETF - Exchange Traded Fund

EUR - Euro

HIBOR - Hong Kong Interbank Offer Rate

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

Ltd. - Limited

NOK - Norwegian Krone

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company

Plc - Public Limited Liability

SA -	Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company

SAB de CV - A variable capital company

SEK - Swedish Krona

S&P - Standard & Poor’s

SpA - Societa per Azione

SPDR - Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

18	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund

May 31, 2013

The following is a summary of the inputs used as of May 31, 2013, in valuing the Arbitrage Fund’s investments carried at value:

Investments in Securities at Value

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$–	$–	$796,638	$796,638
Agriculture	63,025,500	–	–	63,025,500
Apparel	37,044,598	–	–	37,044,598
Auto Parts & Equipment	4,025,795	–	–	4,025,795
Banks	11,678,341	–	–	11,678,341
Beverages	152,746,120	–	–	152,746,120
Biotechnology	127,257,043	–	–	127,257,043
Chemicals	3,650,782	–	–	3,650,782
Coal	5,072,018	–	–	5,072,018
Commercial Services	91,746,646	–	–	91,746,646
Computers	13,301,058	–	–	13,301,058
Diversified Financial Services	273,434,359	–	–	273,434,359
Electric	30,152,372	–	–	30,152,372
Electrical Components & Equipment	52,385,808	–	–	52,385,808
Engineering & Construction	18,586,919	–	–	18,586,919
Food	166,386,893	–	–	166,386,893
Forest Products & Paper	63,576,955	–	–	63,576,955
Healthcare - Products	83,932,762	–	–	83,932,762
Household Products & Wares	10,540,642	–	–	10,540,642
Insurance	51,727,481	–	–	51,727,481
Internet	50,043,201	–	–	50,043,201
Iron & Steel	7,992,282	–	–	7,992,282
Machinery - Diversified	124,826,037	–	–	124,826,037
Media	132,733,340	–	–	132,733,340
Metal Fabricate & Hardware	7,870,825	–	–	7,870,825
Mining	56,031,048	45,382,218	–	101,413,266
Oil & Gas	44,046,684	–	–	44,046,684
Oil & Gas Services	131,605,898	–	–	131,605,898
Real Estate Investment Trusts	31,204,321	–	–	31,204,321
Retail	100,574,743	–	–	100,574,743
Savings & Loans	118,065,842	–	–	118,065,842
Semiconductors	200,544,280	–	–	200,544,280
Software	103,701,145	–	–	103,701,145

See Notes to Financial Statements.

Annual Report | May 31, 2013	19

The Arbitrage Fund

May 31, 2013

Investments in Securities at Value (Continued)

	Level 1	Level 2	Level 3	Total
Telecommunications	$373,354,256	$–	$–	$373,354,256
Rights	–	–	0	0
Purchased Options	4,005,368	–	–	4,005,368
Short-Term Investments	188,945,051	–	–	188,945,051
TOTAL	$2,935,816,413	$45,382,218	$796,638	$2,981,995,269

Other Financial Instruments*
Assets
Forward Foreign
Currency Exchange
Contracts	$–	$7,430,071	–	$7,430,071
Equity Swaps	2,084,404	–	–	2,084,404
Liabilities
Common Stocks**	(773,643,549)	(45,413)	–	(773,688,962)
Exchange-Traded Funds	(9,719,473)	–	–	(9,719,473)
Written Options	(6,220,546)	–	–	(6,220,546)
Forward Foreign
Currency Exchange
Contracts	–	(689,522)	–	(689,522)
Equity Swaps	(994,134)	–	–	(994,134)
Total	$(788,493,298)	$6,695,136	$–	$(781,798,162)

*	Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.
**	Refer to Portfolio of Investments for sector information.

See Notes to Financial Statements.

20	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund

May 31, 2013

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended May 31, 2013:

Investments in Securities	Balance as of May 31, 2012*	Realized Gain	Change in Unrealized Depreciation	Purchases	Sale Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of May 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at May 31, 2013
Common Stocks	$796,638	$–	$–	$–	$–	$–	$–	$796,638	$–
Rights	0	–	–	–	–	–	–	0	–
TOTAL	$796,638	$–	$–	$–	$–	$–	$–	$796,638	$–

*	Certain Investments, with a total value of $4,288,136, were reclassified from an investment to a receivable during the current year.

See Notes to Financial Statements.

Annual Report | May 31, 2013	21

The Arbitrage Event-Driven Fund	Manager Commentary

May 31, 2013 (Unaudited)

The Arbitrage Event-Driven Fund | NASDAQ Ticker Symbols | AEDNX, AEDFX, AEFCX, AGEAX

The Fund’s Goal and Main Investments

The Fund seeks capital growth with its highly specialized investment strategy designed to profit from the often predictable behaviors of equity and fixed income securities involved in the standard timelines of specific corporate events such as asset sales, corporate distress, mergers and acquisitions, recapitalization, restructuring, bankruptcy, litigation, proxy fights, refinancing, and spin-offs. The event-driven strategy invests in Water Island Capital’s best investment ideas across the event-driven universe, regardless of security type, event type, or geography (however, at the present time any publicly traded vehicles following this strategy will not have significant exposure to distressed/illiquid securities). The “best ideas” strategy is our most flexible and diversified approach to allocating capital and is a logical and natural extension of the style that has been our focus for more than a decade.

Investment Strategy

The Fund’s investment process follows a disciplined, fundamental approach that values downside protection while identifying compelling risk/reward opportunities available to us as we screen catalyst-driven corporate events, such as mergers and acquisitions, restructuring, refinancing, recapitalization, spin-offs, litigation, regulatory changes, bankruptcy, and more. We approach these events through four core strategies: Equity Merger Arbitrage, Equity Special Situations, Credit Special Situations, and Merger-Related Credit. We seek to generate investment returns that have low volatility and low correlation compared to the broader capital markets. We do not manage against any particular benchmark, and believe that capital preservation in difficult markets is as important as generating positive returns within our low correlated, low volatility event-driven strategy. This process and approach has been an integral part of the culture at Water Island Capital since the firm’s inception.

22	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio Information

May 31, 2013 (Unaudited)

Performance (annualized returns as of May 31, 2013)

	One Year	Since Inception*
Arbitrage Event-Driven Fund, Class R	2.72%	3.02%
Arbitrage Event-Driven Fund, Class I	3.04%	3.27%
Arbitrage Event-Driven Fund, Class C**	1.33%	1.33%
HFRI Event Driven Index	13.78%	6.32%
Barclays Capital U.S. Aggregate Bond Index	0.91%	3.61%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 30 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R and Class I inception: 10/1/10; Class C inception: 6/1/12.

** Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I and Class C are 2.67%, 2.42% and 3.42%, respectively. The Advisor has agreed to waive fees in excess of 1.69%, 1.44% and 2.44% for Class R, Class I and Class C, respectively, until at least August 31, 2015.

The HFRI Event Driven Index is an index of companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated and frequently involve additional derivative securities. Event-Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company-specific developments.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Annual Report | May 31, 2013	23

The Arbitrage Event-Driven Fund	Portfolio Information (continued)

May 31, 2013 (Unaudited)

Growth of $10,000 Investment

Sector Weighting

The following chart shows the sector weightings of the Arbitrage Event-Driven Fund’s investments in common stock, corporate bonds, convertible corporate bonds and exchange-traded funds as of the report date.

24	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments

May 31, 2013

	Shares	Value

COMMON STOCKS - 57.05%
Aerospace & Defense - 1.49%
Aerosonic Corp.(a)	98,689	$764,840
Allied Defense Group, Inc.(a)(b)(f)	5,000	10,000

		774,840

Agriculture - 1.80%
GrainCorp Ltd., Class A	76,999	935,885

Beverages - 1.69%
DE Master Blenders 1753 N.V.(a)	55,594	874,685

Biotechnology - 1.67%
Life Technologies Corp.(a)(c)	10,229	757,969
PROLOR Biotech, Inc.(a)	17,185	108,265

		866,234

Building Materials - 0.54%
Vulcan Materials Co.(c)	5,200	278,616

Chemicals - 0.22%
Ferro Corp.(a)	16,290	111,749

Coal - 0.30%
Whitehaven Coal Ltd.	72,502	158,204

Commercial Services - 1.02%
Stewart Enterprises, Inc., Class A	40,875	531,375

Computers - 0.51%
Stonesoft OYJ(a)	45,597	264,320

Diversified Financial Services - 6.02%
Asset Acceptance Capital Corp.(a)	112,188	761,756
NYSE Euronext(d)	58,720	2,362,306

		3,124,062

Entertainment - 0.19%
Club Mediterranee SA(a)	4,188	96,184

Environmental Control - 0.93%
Met-Pro Corp.	36,072	484,447

Food - 3.55%
Cermaq ASA	6,462	120,020

See Notes to Financial Statements.

Annual Report | May 31, 2013	25

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

	Shares	Value

COMMON STOCKS - 57.05% (Continued)
Food - 3.55% (Continued)
Copeinca ASA	20,853	$206,091
H.J. Heinz Co.(c)(d)	17,795	1,287,646
Smithfield Foods, Inc.(a)	7,005	230,745

		1,844,502

Forest Products & Paper - 0.51%
Buckeye Technologies, Inc.	7,115	265,176

Healthcare - Products - 2.06%
Conceptus, Inc.(a)	28,684	888,630
Palomar Medical Technologies, Inc.(a)	13,255	179,340

		1,067,970

Household Products & Wares - 0.97%
American Greetings Corp., Class A	27,400	504,160

Insurance - 0.92%
Genworth Financial, Inc., Class A(a)(c)	44,312	479,013

Iron & Steel - 0.17%
Sundance Resources Ltd.(a)	999,923	88,999

Machinery - Diversified - 1.43%
Gardner Denver, Inc.	9,136	689,768
MAN SE(a)	471	52,409

		742,177

Media - 4.40%
Astral Media, Inc., Class A	40,364	1,892,154
Fisher Communications, Inc.	6,300	258,993
Liberty Global, Inc., Class A(a)(c)	1,800	132,660

		2,283,807

Metal Fabricate & Hardware - 0.25%
Hoganas AB, Class B	2,661	129,769

Mining - 2.39%
Aurizon Mines Ltd.(a)	171,033	738,787
Freeport-McMoRan Copper & Gold, Inc.	15,638	485,554
Nevada Copper Corp.(a)	6,725	15,049

		1,239,390

See Notes to Financial Statements.

26	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

	Shares	Value

COMMON STOCKS - 57.05% (Continued)
Oil & Gas - 1.34%
McMoRan Exploration Co.(a)(d)	30,427	$506,001
SandRidge Energy, Inc.(a)(c)	20,200	104,434
TORC Oil & Gas Ltd.(a)	65,779	87,557

		697,992

Oil & Gas Services - 1.16%
Lufkin Industries, Inc.	6,815	601,492

Pharmaceuticals - 1.89%
Actavis, Inc.(a)(c)	6,528	804,837
Valeant Pharmaceuticals International, Inc.(a)(c)	1,920	174,950

		979,787

Retail - 2.61%
Hot Topic, Inc.	33,330	466,287
OfficeMax, Inc.(c)(d)	59,789	779,051
Siam Makro Public Co.	4,197	107,576

		1,352,914

Savings & Loans - 4.30%
Hudson City Bancorp, Inc.(d)	262,757	2,233,434

Semiconductors - 1.84%
ASML Holding N.V., New York Registered Shares	11,776	957,036

Software - 1.94%
BMC Software, Inc.(a)(c)(d)	22,200	1,005,549

Telecommunications - 8.94%
Clearwire Corp., Class A(a)(c)	147,165	659,299
Globalstar, Inc.(a)	179,913	96,254
Sprint Nextel Corp.(a)(c)	119,514	872,452
Telular Corp.	82,946	1,040,143
Virgin Media, Inc.(d)	39,715	1,972,247

		4,640,395

TOTAL COMMON STOCKS (Cost $29,283,648)		29,614,163

See Notes to Financial Statements.

Annual Report | May 31, 2013	27

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

	Shares	Value

PREFERRED STOCKS - 1.19%
Banks - 0.68%
Citizens Funding Trust I, 7.500%	1,213	$30,871
GMAC Capital Trust I, 8.125%(e)	12,067	321,224

		352,095

Financial Services - 0.51%
Citigroup Capital IX, 6.000%	10,617	266,911

TOTAL PREFERRED STOCKS (Cost $584,091)		619,006

RIGHTS - 0.00%
Cubist Pharmaceuticals, Inc.(a)(b)(f)	34,500	0
Emergent Biosolutions, Inc.(a)(b)(f)	546	0

TOTAL RIGHTS (Cost $162)		0

See Notes to Financial Statements.

28	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

	Maturity Date	Rate	Principal Amount	Value

CORPORATE BONDS - 33.52%
Alere, Inc.	10/01/2018	8.625%	$537,000	$581,302
ARD Finance SA	06/01/2018	11.125%	273,000	298,935
BMC Software, Inc.	12/01/2022	4.500%	311,000	317,970
BMC Software, Inc.	02/15/2022	4.250%	311,000	315,090
Bresnan Broadband Holdings LLC(g)	12/15/2018	8.000%	290,000	313,925
Brown Shoe Co., Inc.	05/15/2019	7.125%	252,000	266,490
Chaparral Energy, Inc.	09/01/2021	8.250%	621,000	686,205
Cincinnati Bell, Inc.	03/15/2018	8.750%	539,000	552,475
Clearwire Communications LLC / Clearwire Finance, Inc.(g)	12/01/2015	12.000%	391,000	417,901
Coleman Cable, Inc.	02/15/2018	9.000%	466,000	502,115
Copano Energy LLC / Copano Energy Finance Corp.	04/01/2021	7.125%	824,000	949,660
Cricket Communications, Inc.	10/15/2020	7.750%	447,000	445,882
Dean Foods Co.	12/15/2018	9.750%	724,000	834,410
DynCorp International, Inc.	07/01/2017	10.375%	271,000	277,775
Endeavour International Corp.	03/01/2018	12.000%	411,000	386,340
Entercom Radio LLC	12/01/2019	10.500%	411,000	479,842
Fifth Third Capital Trust IV(e)	04/15/2037	6.500%	679,000	680,697
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	01/15/2016	7.750%	383,000	396,405
Intelsat Luxembourg SA(e)	02/04/2017	11.250%	484,000	512,072
MacDermid, Inc.(g)	04/15/2017	9.500%	750,000	776,250
Marina District Finance Co., Inc.	08/15/2018	9.875%	245,000	263,069
McMoRan Exploration Co.	11/15/2014	11.875%	744,000	781,200
Midwest Vanadium Pty Ltd.(g)	02/15/2018	11.500%	135,000	89,100
Newfield Exploration Co.	05/15/2018	7.125%	218,000	224,540
NII Capital Corp.	04/01/2021	7.625%	684,000	569,430
Nortel Networks Ltd.(h)	07/15/2016	10.750%	301,000	339,377
NOVA Chemicals Corp.	11/01/2019	8.625%	385,000	430,238
NRG Energy, Inc.	06/15/2019	8.500%	95,000	103,787
NXP BV / NXP Funding LLC(g)	08/01/2018	9.750%	226,000	255,380
Offshore Group Investment Ltd.	11/01/2019	7.500%	261,000	281,880
Packaging Dynamics Corp.(g)	02/01/2016	8.750%	338,000	353,633
Quicksilver Resources, Inc.	01/01/2016	11.750%	761,000	806,660
Spectrum Brands, Inc.	06/15/2018	9.500%	212,000	234,525
The Reader’s Digest Association, Inc.(e)(h)	02/15/2017	9.500%	274,000	116,450
United Rentals North America, Inc.	09/15/2020	8.375%	407,000	443,630
Univision Communications, Inc.(g)	05/15/2021	8.500%	208,000	225,160
Virgin Media Finance Plc	02/15/2022	4.875%	488,000	492,270
Windstream Corp.	03/15/2019	7.000%	657,000	670,140

See Notes to Financial Statements.

Annual Report | May 31, 2013	29

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

	Maturity Date	Rate	Principal Amount	Value

CORPORATE BONDS - 33.52% (Continued)
YPG Financing, Inc.(g)	11/30/2018	9.250%	$734,255	$731,245

TOTAL CORPORATE BONDS (Cost $17,542,033)				17,403,455

CONVERTIBLE CORPORATE BONDS - 4.58%
Clearwire Communications LLC / Clearwire Finance, Inc.(g)	12/01/2040	8.250%	155,000	171,178
Globalstar, Inc., PIK	04/01/2028	8.000%	324,062	272,212
McMoRan Exploration Co.	10/06/2013	5.250%	394,000	410,745
Nortel Networks Corp.(h)	04/15/2014	2.125%	316,000	306,125
RadioShack Corp.(g)	08/01/2013	2.500%	422,000	417,780
Rambus, Inc.	06/15/2014	5.000%	320,000	330,400
United States Steel Corp.	05/15/2014	4.000%	440,000	451,550
YPG Financing, Inc.	11/30/2022	8.000%	17,710	15,547

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,189,615)				2,375,537

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS (a)- 0.14%
Call Options Purchased - 0.02%
Martin Marietta Materials, Inc.	06/2013	$110.00	9	$1,935
Sprint Nextel Corp.	08/2013	7.00	114	6,498

TOTAL CALL OPTIONS PURCHASED (Cost $7,034)				8,433

Put Options Purchased - 0.12%
Actavis, Inc.:
	08/2013	115.00	17	5,313
	11/2013	110.00	15	5,925
Genworth Financial, Inc., Class A:
	06/2013	8.00	96	336
	09/2013	9.00	104	3,640
Liberty Global, Inc., Class A:
	07/2013	80.00	22	15,620
	07/2013	85.00	9	10,350

See Notes to Financial Statements.
30	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS (a)- 0.14% (Continued)
Put Options Purchased - 0.12% (Continued)
SandRidge Energy, Inc.	06/2013	$5.00	202	$2,929
Sprint Nextel Corp.	08/2013	7.00	28	1,106
Valeant Pharmaceuticals International, Inc.:
	08/2013	87.50	16	8,240
	08/2013	90.00	16	10,000
Vulcan Materials Co.	06/2013	50.00	13	520
Warner Chilcott Plc	07/2013	17.00	52	1,430

TOTAL PUT OPTIONS PURCHASED (Cost $106,587)				65,409

TOTAL PURCHASED OPTIONS (Cost $113,621)				73,842

		Yield	Shares	Value

SHORT-TERM INVESTMENTS - 2.13%
Time Deposits
Euro Time Deposit		0.010%	1,108,410	1,108,410

TOTAL SHORT-TERM INVESTMENTS (Cost $1,108,410)				1,108,410

Total Investments - 98.61% (Cost $50,821,580)				51,194,413

Other Assets in Excess of Liabilities - 1.39%				720,377

NET ASSETS - 100.00%				$51,914,790

(a)	Non-income-producing security.
(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2013, the total market value of these securities was $10,000, representing 0.02% of net assets.
(c)	Underlying security for a written/purchased call/put option.
(d)

Security, or a portion of security, is being held as collateral for short sales, or written option contracts. At period end, the aggregate market value of those securities was $8,602,650, representing 16.57% of net assets.

(e)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at May 31, 2013.
(f)	Security considered illiquid. On May 31, 2013, the total market value of these securities was $10,000, representing 0.02% of net assets.

See Notes to Financial Statements.
Annual Report | May 31, 2013	31

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

(g)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2013, these securities had a total value of $3,751,552 or 7.23% of net assets.

(h)	Security in default on interest payments.

Securities determined to be illiquid under the procedures approved by the Funds’ Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets

12/31/2010 – 01/05/2011	Allied Defense Group, Inc.	$16,534	$10,000	0.02%
12/12/2011	Cubist Pharmaceuticals, Inc.	0	0	0.00
10/04/2010 – 10/22/2010	Emergent Biosolutions, Inc.	162	0	0.00

			$10,000	0.02%

See Notes to Financial Statements.
32	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

COMMON STOCKS
Banks
M&T Bank Corp.	(22,080)	$(2,316,192)

Building Materials
Martin Marietta Materials, Inc.	(2,700)	(294,381)

Diversified Financial Services
Encore Capital Group, Inc.	(6,065)	(216,339)
IntercontinentalExchange, Inc.	(10,000)	(1,712,100)

		(1,928,439)

Environmental Control
Ceco Environmental Corp.	(3,861)	(46,602)

Healthcare - Products
Cynosure, Inc., Class A	(2,501)	(62,300)

Iron & Steel
United States Steel Corp.	(966)	(17,089)

Media
Liberty Global, Inc., Class A	(9,830)	(724,471)
Liberty Global, Inc., Series C	(6,593)	(452,873)

		(1,177,344)

Mining
Freeport-McMoRan Copper & Gold, Inc.	(14,838)	(460,720)
Hecla Mining Co.	(50,009)	(191,534)
Nevada Copper Corp.	(6,725)	(15,049)

		(667,303)

Pharmaceuticals
Actavis, Inc.	(200)	(24,658)

Retail
Office Depot, Inc.	(98,372)	(433,821)

Semiconductors
ASML Holding N.V., New York Registered Shares	(11,801)	(959,067)

See Notes to Financial Statements.
Annual Report | May 31, 2013	33

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT			Shares	Value

COMMON STOCKS (Continued)
Telecommunications
Clearwire Corp., Class A			(400)	$(1,792)

TOTAL COMMON STOCKS (Proceeds $7,399,336)				(7,928,988)

EXCHANGE TRADED FUNDS
Equity Fund
Health Care Select Sector SPDR® Fund			(7,171)	(345,212)
iShares® S&P®/TSX Capped Energy Index Fund			(9,339)	(143,317)
SPDR® S&P 500® ETF Trust			(1,500)	(244,860)

				(733,389)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $752,687)				(733,389)

Corporate Bonds	Maturity Date	Rate	Principal Amount	Value

Kinder Morgan Energy Partners LP	09/01/2022	3.950%	$(330,000)	$(341,596)
TOTAL CORPORATE BONDS (Proceeds $346,925)				(341,596)

TOTAL SECURITIES SOLD SHORT (Proceeds $8,498,948)				$(9,003,973)

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Call Options
Actavis, Inc.	06/2013	$140.00	(17)	$(127)
BMC Software, Inc.:
	06/2013	46.00	(2)	(15)
	08/2013	46.00	(15)	(263)
	08/2013	47.00	(7)	(35)
Clearwire Corp., Class A:
	06/2013	3.00	(86)	(12,685)
	06/2013	3.50	(145)	(14,137)
	06/2013	4.00	(4)	(230)
	07/2013	3.50	(142)	(13,845)
DISH Network Corp.:
	06/2013	41.00	(7)	(367)
	06/2013	42.00	(7)	(245)

See Notes to Financial Statements.
34	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Call Options (Continued)
Genworth Financial, Inc., Class A:
	06/2013	$10.00	(15)	$(1,372)
	06/2013	11.00	(107)	(2,996)
	07/2013	12.00	(104)	(1,872)
H.J. Heinz Co.	09/2013	75.00	(71)	(178)
Life Technologies Corp.:
	06/2013	75.00	(6)	(75)
	07/2013	75.00	(1)	(23)
	08/2013	75.00	(1)	(30)
Office Depot, Inc.:
	06/2013	3.50	(4)	(370)
	06/2013	4.00	(108)	(4,860)
	06/2013	4.50	(4)	(40)
	07/2013	4.00	(5)	(262)
OfficeMax, Inc.:
	06/2013	11.00	(85)	(17,000)
	06/2013	12.00	(108)	(11,610)
	06/2013	13.00	(8)	(300)
Sprint Nextel Corp.:
	06/2013	7.50	(19)	(143)
	08/2013	8.00	(152)	(2,584)
Valeant Pharmaceuticals International, Inc.:
	06/2013	95.00	(32)	(5,360)
	06/2013	100.00	(16)	(1,000)
Vulcan Materials Co.:
	06/2013	50.00	(13)	(5,200)
	06/2013	55.00	(13)	(1,138)

TOTAL WRITTEN CALL OPTIONS (Premiums received $46,909)				(98,362)

Written Put Options
Actavis, Inc.:
	06/2013	110.00	(17)	(595)
	06/2013	115.00	(15)	(1,088)
Genworth Financial, Inc., Class A:
	06/2013	10.00	(107)	(1,177)
	06/2013	11.00	(92)	(4,324)
Martin Marietta Materials, Inc.	06/2013	100.00	(9)	(360)

See Notes to Financial Statements.
Annual Report | May 31, 2013	35

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Put Options (Continued)
Valeant Pharmaceuticals International, Inc.:
	06/2013	$87.50	(16)	$(2,720)
	06/2013	90.00	(16)	(4,200)
Warner Chilcott Plc	06/2013	17.00	(19)	(190)

TOTAL WRITTEN PUT OPTIONS (Premiums received $ 25,068)				(14,654)

TOTAL WRITTEN OPTIONS (Premiums received $ 71,977)				$(113,016)

See Notes to Financial Statements.
36	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

EQUITY SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Dates	Notional Amount	Unrealized Appreciation

Goldman, Sachs & Co.	Hoganas AB	1 Month-STIBOR plus 0.45 bps	05/06/2014	$242,849	$10,593
Goldman, Sachs & Co.	Yancoal Australia Rights Ltd.	1 Month-BBSW- REUTERS plus 0.50 bps	05/07/2014	81,283	3,452
Goldman, Sachs & Co.	Yanzhou Coal Mining Co.	1 Month-HIBOR- REUTERS minus 1.0 bps	05/30/2014	(4,772)	250
UBS	Ithaca Energy, Inc.	1 Month-LIBOR-BBA plus 0.35 bps	Monthly Reset	23,739	3,415
UBS	Yancoal Australia Rights Ltd.	1 Month-BBSW- REUTERS plus 0.55 bps	Monthly Reset	143,045	6,658

				$486,144	$24,368

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Dates	Notional Amount	Unrealized Depreciation

UBS	Flinders Mines Ltd.	1 Month-BBSW- REUTERS plus 0.55 bps	Monthly Reset	$53,955	$(5,620)
UBS	Yancoal Australia Ltd.	1 Month-BBSW- REUTERS plus 0.55 bps	Monthly Reset	40,264	(517)

				$94,219	$(6,137)

See Notes to Financial Statements.
Annual Report | May 31, 2013	37

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Appreciation

AUD	1,363,900	Sale	6/17/2013	1,303,663	$55,300
CAD	3,366,500	Sale	6/17/2013	3,245,872	74,644
NOK	735,000	Sale	6/17/2013	125,161	1,157
THB	3,220,000	Sale	6/17/2013	106,256	1,548

					$132,649

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Depreciation

AUD	136,000	Purchase	6/17/2013	129,994	$(3,158)
CAD	153,000	Purchase	6/17/2013	147,518	(2,639)
EUR	25,000	Purchase	6/17/2013	32,497	(125)
EUR	1,018,000	Sale	6/17/2013	1,323,270	(5,737)
NOK	1,180,000	Sale	6/17/2013	200,939	(844)
SEK	860,000	Sale	6/17/2013	129,790	(458)

					$(12,961)

See Notes to Financial Statements.
38	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

Country	% of Net Assets

Canada	8.78%
Netherlands	4.02%
Australia	2.45%
Bermuda	0.99%
Great Britain	0.95%
Norway	0.63%
Ireland	0.57%
Cayman Islands	0.54%
Finland	0.51%
Sweden	0.25%
Thailand	0.21%
France	0.18%
Germany	0.10%
United States	78.43%
Other Assets in Excess of Liabilities	1.39%

100.00%

Assets	% of Net Assets

Corporate Bonds	33.52%
Banks	1.89%
Mining	0.17%
Semiconductors	0.49%
Oil & Gas	6.09%
Packaging & Containers	0.68%
Household Products & Wares	0.45%
Media	3.59%
Software	1.22%
Telecommunications	7.71%
Pipelines	1.83%
Retail	0.51%
Diversified Financial Services	0.76%
Electric	0.20%
Chemicals	2.33%
Commercial Services	1.39%
Food	1.61%
Healthcare - Products	1.12%
Electrical Components & Equipment	0.97%
Financial Services	0.51%

Convertible Corporate Bonds	4.58%
Media	0.03%
Semiconductors	0.64%
Telecommunications	1.44%
Retail	0.81%
Iron & Steel	0.87%
Oil & Gas	0.79%

Liabilities	% of Net Assets

Corporate Bonds	(0.66)%
Pipelines	(0.66)%

See Notes to Financial Statements.
Annual Report | May 31, 2013	39

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)

May 31, 2013

Abbreviations:

AB - Arktiebolag is the Swedish term for a limited company

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company

AUD - Australian Dollar

BBSW - Australian Bank Bill Swap Reference Rate

bps - Basis Points

CAD - Canadian Dollar

ETF - Exchange Traded Fund

EUR - Euro

HIBOR - Hong Kong Interbank Offered Rate

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

NOK - Norwegian Krone

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company

PIK - Payment-in-kind

Plc - Public Limited Liability

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

SEK - Swedish Krona

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

STIBOR - Stockholm Interbank Offer Rate

THB - Thai Baht

See Notes to Financial Statements.
40	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund
May 31, 2013

The following is a summary of the inputs used as of May 31, 2013, in valuing the Arbitrage Event-Driven Fund’s investments carried at value:

Investments in Securities at Value

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$764,840	$–	$10,000	$774,840
Agriculture	935,885	–	–	935,885
Beverages	874,685	–	–	874,685
Biotechnology	866,234	–	–	866,234
Building Materials	278,616	–	–	278,616
Chemicals	111,749	–	–	111,749
Coal	158,204	–	–	158,204
Commercial Services	531,375	–	–	531,375
Computers	264,320	–	–	264,320
Diversified Financial Services	3,124,062	–	–	3,124,062
Entertainment	96,184	–	–	96,184
Environmental Control	484,447	–	–	484,447
Food	1,844,502	–	–	1,844,502
Forest Products & Paper	265,176	–	–	265,176
Healthcare - Products	1,067,970	–	–	1,067,970
Household Products & Wares	504,160	–	–	504,160
Insurance	479,013	–	–	479,013
Iron & Steel	88,999	–	–	88,999
Machinery - Diversified	742,177	–	–	742,177
Media	2,283,807	–	–	2,283,807
Metal Fabricate & Hardware	129,769	–	–	129,769
Mining	500,603	738,787	–	1,239,390
Oil & Gas	697,992	–	–	697,992
Oil & Gas Services	601,492	–	–	601,492
Pharmaceuticals	979,787	–	–	979,787
Retail	1,245,338	107,576	–	1,352,914
Savings & Loans	2,233,434	–	–	2,233,434
Semiconductors	957,036	–	–	957,036
Software	1,005,549	–	–	1,005,549
Telecommunications	4,640,395	–	–	4,640,395

Preferred Stocks	619,006	–	–	619,006
Rights	–	–	0	0
Corporate Bonds	–	17,403,455	–	17,403,455
Convertible Corporate Bonds	–	2,375,537	–	2,375,537
Purchased Options	73,842	–	–	73,842
Short-Term Investments	1,108,410	–	–	1,108,410
TOTAL	$30,559,058	$20,625,355	$10,000	$51,194,413

See Notes to Financial Statements.

Annual Report | May 31, 2013	41

The Arbitrage Event-Driven Fund

May 31, 2013

Investments in Securities at Value (Continued)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Assets
Forward Foreign Currency Exchange Contracts	$–	$132,649	$–	$132,649
Equity Swaps	24,368	–	–	24,368
Liabilities
Common Stocks**	(7,928,988)	–	–	(7,928,988)
Exchange-Traded Funds	(733,389)	–	–	(733,389)
Corporate Bonds	–	(341,596)	–	(341,596)
Written Options	(113,016)	–	–	(113,016)
Forward Foreign Currency Exchange Contracts	–	(12,961)	–	(12,961)
Equity Swaps	(6,137)	–	–	(6,137)
Total	$(8,757,162)	$(221,908)	$–	$(8,979,070)

*	Other financial instruments are written options, securities sold short, equity swaps and forward foreign currency exchange contracts.
**	Refer to Portfolio of Investments for sector information.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended May 31, 2013:

Investments in Securities	Balance as of May 31, 2012*	Realized Gain	Change in Unrealized Depreciation	Purchases	Sale Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of May 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at May 31, 2013
Common Stock	$10,000	$–	$–	$–	$–	$–	$–	$10,000	$–
Rights	–	–	–	–	–	–	–	–	–
TOTAL	$10,000	$–	$–	$–	$–	$–	$–	$10,000	$–

*	Certain investments with a total value of $15,561, were reclassified from an investment to a receivable during the current year.

See Notes to Financial Statements.

42	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund	Manager Commentary

May 31, 2013 (Unaudited)

The Arbitrage Credit Opportunities Fund | NASDAQ Ticker Symbols | ARCFX, ACFIX, ARCCX, AGCAX

The Fund’s Goal and Main Investments

The Fund pursues an alternative credit-based strategy that seeks to provide current income and capital growth from specific catalysts or company-specific events that are less correlated to overall market direction or interest rates.

Investment Strategy

This non-traditional bond funds’ objective is to generate returns by holding outright long and short positions and by utilizing capital structure arbitrage, merger arbitrage, and convertible arbitrage techniques to exploit security mispricing or inefficiencies. This portfolio offers a pure-play credit implementation of Water Island Capital’s broader event-driven style.

Annual Report | May 31, 2013	43

The Arbitrage Credit Opportunities Fund	Portfolio Information

May 31, 2013 (Unaudited)

Performance (annualized returns as of May 31, 2013)

Since Inception*
Arbitrage Credit Opportunities Fund, Class R	2.33%
Arbitrage Credit Opportunities Fund, Class I	2.49%
Arbitrage Credit Opportunities Fund, Class C**	1.01%
Barclays Capital U.S. Aggregate Bond Index	-0.77%

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 60 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

* Class R, Class I and Class C inception: 10/1/12.

** Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

The Total Annual Fund Operating Expenses for Class R, Class I and Class C are 1.81%, 1.56% and 2.56%, respectively. The Advisor has agreed to waive fees in excess of 1.50%, 1.25% and 2.25% for Class R, Class I and Class C, respectively, until at least August 31, 2015.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

44	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund	Portfolio Information (continued)

May 31, 2013 (Unaudited)

Growth of $10,000 Investment

Sector Weighting

The following chart shows the sector weightings of the Arbitrage Credit Opportunities Fund’s investments in common stock, corporate bonds, convertible corporate bonds and exchange-traded funds as of the report date.

Annual Report | May 31, 2013	45

The Arbitrage Credit Opportunities Fund	Portfolio of Investments

May 31, 2013

	Shares	Value
COMMON STOCKS - 0.43%
Telecommunications - 0.43%
Globalstar, Inc.(a)	41,625	$22,269

TOTAL COMMON STOCKS (Cost $13,320)		22,269

PREFERRED STOCKS - 1.76%
Banks - 0.77%
GMAC Capital Trust I, 8.125%(b)(c)	1,500	39,930

Real Estate Investment Trusts - 0.99%
CapLease, Inc., Series A, 8.125%	2,000	50,900

TOTAL PREFERRED STOCKS (Cost $88,844)		90,830

See Notes to Financial Statements.

46	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund	Portfolio of Investments (continued)

May 31, 2013

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 77.70%
Alere, Inc.	10/01/2018	8.625%	$123,000	$133,147
ARAMARK Corp.(d)	03/15/2020	5.750%	100,000	103,500
ARD Finance SA	06/01/2018	11.125%	42,000	45,990
BMC Software, Inc.	12/01/2022	4.500%	31,000	31,695
BMC Software, Inc.	02/15/2022	4.250%	31,000	31,408
Bresnan Broadband Holdings LLC(b)(d)	12/15/2018	8.000%	95,000	102,837
Brown Shoe Co., Inc.	05/15/2019	7.125%	55,000	58,162
Chaparral Energy, Inc.	09/01/2021	8.250%	107,000	118,235
Cincinnati Bell, Inc.	03/15/2018	8.750%	111,000	113,775
Clearwire Communications LLC / Clearwire Finance, Inc.(d)	12/01/2015	12.000%	47,000	50,234
Coleman Cable, Inc.	02/15/2018	9.000%	100,000	107,750
Copano Energy LLC / Copano Energy Finance Corp.	04/01/2021	7.125%	105,000	121,012
Cricket Communications, Inc.	10/15/2020	7.750%	78,000	77,805
Dean Foods Co.(b)	12/15/2018	9.750%	125,000	144,062
Denbury Resources, Inc.	02/15/2020	8.250%	125,000	140,000
DynCorp International, Inc.	07/01/2017	10.375%	54,000	55,350
Endeavour International Corp.	03/01/2018	12.000%	63,000	59,220
Entercom Radio LLC	12/01/2019	10.500%	89,000	103,907
Entravision Communications Corp.	08/01/2017	8.750%	82,000	87,945
Fifth Third Capital Trust IV(c)	04/15/2037	6.500%	121,000	121,303
Gastar Exploration USA, Inc.(d)	05/15/2018	8.625%	100,000	99,000
Helix Energy Solutions Group, Inc.(d)	01/15/2016	9.500%	75,000	77,063
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	01/15/2016	7.750%	75,000	77,625
Intelsat Luxembourg SA(c)	02/04/2017	11.250%	95,000	100,510
MacDermid, Inc.(d)	04/15/2017	9.500%	94,000	97,290
McMoRan Exploration Co.	11/15/2014	11.875%	83,000	87,150
Midwest Vanadium Pty Ltd.(d)	02/15/2018	11.500%	33,000	21,780
Newfield Exploration Co.	05/15/2018	7.125%	90,000	92,700
NII Capital Corp.	04/01/2021	7.625%	95,000	79,088
Nortel Networks Ltd.(e)	07/15/2016	10.750%	38,000	42,845
NOVA Chemicals Corp.	11/01/2019	8.625%	55,000	61,463
NRG Energy, Inc.	06/15/2019	8.500%	90,000	98,325
NXP BV / NXP Funding LLC(d)	08/01/2018	9.750%	92,000	103,960
Offshore Group Investment Ltd.	11/01/2019	7.500%	50,000	54,000
Packaging Dynamics Corp.(d)	02/01/2016	8.750%	65,000	68,006
Quicksilver Resources, Inc.	01/01/2016	11.750%	90,000	95,400
Realogy Group LLC(d)	02/15/2019	7.875%	100,000	109,750
Spectrum Brands, Inc.	06/15/2018	9.500%	110,000	121,688
SunGard Data Systems, Inc.(b)	11/15/2020	7.625%	147,000	161,700

See Notes to Financial Statements.

Annual Report | May 31, 2013	47

The Arbitrage Credit Opportunities Fund	Portfolio of Investments (continued)

May 31, 2013

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 77.70% (Continued)
United Rentals North America, Inc.	09/15/2020	8.375%	$90,000	$98,100
Univision Communications, Inc.(d)	05/15/2021	8.500%	100,000	108,250
Virgin Media Finance Plc	02/15/2022	4.875%	76,000	76,665
Windstream Corp.	03/15/2019	7.000%	140,000	142,800
YPG Financing, Inc.(d)	11/30/2018	9.250%	126,000	125,483

TOTAL CORPORATE BONDS (Cost $4,014,875)				4,007,978

CONVERTIBLE CORPORATE BONDS - 11.52%
Annaly Capital Management, Inc.	05/15/2015	5.000%	100,000	101,813
Clearwire Communications LLC / Clearwire Finance, Inc.(d)	12/01/2040	8.250%	25,000	27,610
Globalstar, Inc., PIK	04/01/2028	8.000%	74,976	62,980
McMoRan Exploration Co.	10/06/2013	5.250%	50,000	52,125
Nortel Networks Corp.(e)	04/15/2014	2.125%	43,000	41,656
Omnicare, Inc.	12/15/2035	3.250%	125,000	129,531
RadioShack Corp.(d)	08/01/2013	2.500%	126,000	124,740
United States Steel Corp.	05/15/2014	4.000%	52,000	53,365

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $555,470)				593,820

		Yield	Shares	Value
SHORT-TERM INVESTMENTS - 7.76%
Time Deposits
Euro Time Deposit		0.010%	400,378	$400,378

TOTAL SHORT-TERM INVESTMENTS (Cost $400,378)				400,378

Total Investments - 99.17% (Cost $5,072,887)				5,115,275

Other Assets in Excess of Liabilities - 0.83%				42,862

NET ASSETS - 100.00%				$5,158,137

(a)	Non-income-producing security.
(b)

Security, or a portion of security, is being held as collateral for short sales, or written option contracts. At period end, the aggregate market value of those securities was $448,529, representing 8.70% of net assets.

See Notes to Financial Statements.

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The Arbitrage Credit Opportunities Fund	Portfolio of Investments (continued)

May 31, 2013

(c)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at May 31, 2013.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2013, these securities had a total value of $1,219,503 or 23.64% of net assets.

(e)	Security in default on interest payments.

SCHEDULE OF SECURITIES SOLD SHORT			Shares	Value
COMMON STOCKS
Iron & Steel
United States Steel Corp.			(114)	$(2,017)

TOTAL COMMON STOCKS (Proceeds $2,723)				(2,017)

Corporate Bonds	Maturity Date	Rate	Principal Amount	Value
Kinder Morgan Energy Partners LP	09/01/2022	3.950%	$(42,000)	$(43,476)
TOTAL CORPORATE BONDS (Proceeds $44,154)				(43,476)

TOTAL SECURITIES SOLD SHORT (Proceeds $46,877)				(45,493)

See Notes to Financial Statements.

Annual Report | May 31, 2013	49

The Arbitrage Credit Opportunities Fund	Portfolio of Investments (continued)

May 31, 2013

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
CAD	127,000	Sale	6/17/2013	122,449	$2,880

					$2,880

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
CAD	3,000	Sale	6/17/2013	2,893	$(7)

					$(7)

See Notes to Financial Statements.

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The Arbitrage Credit Opportunities Fund	Portfolio of Investments (continued)

May 31, 2013

Country	% of Net Assets

Canada	5.26%
Netherlands	2.01%
Bermuda	1.95%
Great Britain	1.49%
Cayman Islands	1.05%
Ireland	0.89%
Australia	0.42%
United States	86.10%
Other Assets in Excess of Liabilities	0.83%

100.00%

Assets	% of Net Assets

Corporate Bonds	77.70%
Banks	3.24%
Mining	0.42%
Semiconductors	2.02%
Oil & Gas Services	1.49%
Packaging & Containers	1.32%
Media	10.24%
Oil & Gas	14.46%
Pipelines	2.35%
Software	1.22%
Telecommunications	13.26%
Real Estate	2.13%
Retail	1.13%
Computers	3.13%
Diversified Financial Services	1.50%
Chemicals	3.08%
Commercial Services	2.97%
Electric	1.91%
Healthcare - Products	2.58%
Household Products & Wares	2.36%
Electrical Components & Equipment	2.09%
Food	4.80%

Convertible Corporate Bonds	11.52%
Real Estate Investment Trusts	1.97%
Retail	2.42%
Telecommunications	2.57%
Iron & Steel	1.04%
Oil & Gas	1.01%
Pharmaceuticals	2.51%

Liabilities	% of Net Assets

Corporate Bonds	(0.84)%
Pipelines	(0.84)%

See Notes to Financial Statements.

Annual Report | May 31, 2013	51

The Arbitrage Credit Opportunities Fund	Portfolio of Investments (continued)

May 31, 2013

Abbreviations:

CAD - Canadian Dollar

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

PIK - Payment-in-kind

Plc - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioned as anonymous company.

See Notes to Financial Statements.

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The Arbitrage Credit Opportunities Fund

May 31, 2013

The following is a summary of the inputs used as of May 31, 2013, in valuing the Arbitrage Credit Opportunities Fund’s investments carried at value:

Investments in Securities at Value

	Level 1	Level 2	Level 3	Total

Assets
Common Stocks
Telecommunications	$22,269	$–	$–	$22,269

Preferred Stocks	90,830	–	–	90,830
Corporate Bonds	–	4,007,978	–	4,007,978
Convertible Corporate Bonds	–	593,820	–	593,820
Short-Term Investments	400,378	–	–	400,378

TOTAL	$513,477	$4,601,798	$–	$5,115,275

Other Financial Instruments*

Assets
Forward Foreign Currency Exchange Contracts	$–	$2,880	$–	$2,880
Liabilities
Common Stocks**	(2,017)	–	–	(2,017)
Corporate Bonds	–	(43,476)	–	(43,476)
Forward Foreign Currency Exchange Contacts	–	(7)	–	(7)

Total	$(2,017)	$(40,603)	$–	$(42,620)

*	Other financial instruments are securities sold short and forward foreign currency exchange contracts.
**	Refer to Portfolio of Investments for sector information.

See Notes to Financial Statements.

Annual Report | May 31, 2013	53

The Arbitrage Fund	Statement of Assets and Liabilities

May 31, 2013

ASSETS
Investments:
At cost	$2,970,353,575

At value (Note 2)	$2,981,995,269
Cash	165,767,287
Cash denominated in foreign currency (Cost $4,217,073)	4,240,751
Deposits with brokers for securities sold short (Note 2)	599,015,085
Deposits with brokers for swaps (Note 2)	55,001,380
Receivable for investment securities sold	50,389,117
Receivable for capital shares sold	10,901,449
Unrealized appreciation on forward foreign currency exchange contracts (Note 7)	7,430,071
Unrealized appreciation on equity swap contracts	2,084,404
Dividends and interest receivable	650,480
Prepaid expenses and other assets	1,671,733

Total Assets	3,879,147,026

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $735,315,672)	783,408,435
Written options, at value (Note 2) (premiums received $2,607,441)	6,220,546
Payable to custodian	59,766
Payable for investment securities purchased	199,552,262
Payable for swap contract payments	159,392
Unrealized depreciation on forward foreign currency exchange contracts (Note 7)	689,522
Unrealized depreciation on equity swap contracts	994,134
Payable for capital shares redeemed	9,668,448
Payable to Advisor (Note 5)	2,548,937
Dividends payable on securities sold short (Note 2)	1,508,047
Payable to Distributor (Note 5)	212,766
Payable to Administrator (Note 5)	487,528
Interest expense payable	442,419
Payable to Trustees	52,455
Payable to Chief Compliance Officer (Note 5)	57,411
Other accrued expenses and liabilities	152,863

Total Liabilities	1,006,214,931

NET ASSETS	$2,872,932,095

NET ASSETS CONSIST OF:
Paid-in capital	$2,932,668,875
Accumulated net investment loss	(8,468,313)
Accumulated net realized loss on investments, equity swap contracts, securities sold short, written option contracts and foreign currencies	(19,077,046)
Net unrealized depreciation on investments, equity swap contracts, securities sold short, written option contracts and translation of assets and liabilities denominated in foreign currencies	(32,191,421)

NET ASSETS	$2,872,932,095

See Notes to Financial Statements.

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The Arbitrage Fund	Statement of Assets and Liabilities

May 31, 2013

PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$916,677,105
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	73,329,601
Net asset value and offering price per share(a)	$12.50
CLASS I SHARES:
Net assets applicable to Class I shares	$1,937,513,607
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	152,071,318
Net asset value and offering price per share(a)	$12.74
CLASS C SHARES:
Net assets applicable to Class C shares	$18,741,383
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,513,737
Net asset value and offering price per share(a)	$12.38

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

Annual Report | May 31, 2013	55

The Arbitrage Event-Driven Fund	Statement of Assets and Liabilities

May 31, 2013

ASSETS
Investments:
At cost	$50,821,580

At value (Note 2)	$51,194,413
Cash	577,698
Cash denominated in foreign currency (Cost $18,874)	18,883
Deposits with brokers for securities sold short (Note 2)	8,608,432
Deposits with brokers for swaps (Note 2)	223,403
Receivable for investment securities sold	591,448
Receivable for capital shares sold	752,783
Unrealized appreciation on forward foreign currency exchange contracts (Note 7)	132,649
Unrealized appreciation on equity swap contracts	24,368
Dividends and interest receivable	375,124
Prepaid expenses and other assets	38,527

Total Assets	62,537,728

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $8,498,948)	9,003,973
Written options, at value (Note 2) (premiums received $71,977)	113,016
Payable to custodian	12,215
Payable for investment securities purchased	1,271,152
Payable for swap contract payments	689
Unrealized depreciation on forward foreign currency exchange contracts (Note 7)	12,961
Unrealized depreciation on equity swap contracts	6,137
Payable for capital shares redeemed	94,557
Payable to Advisor (Note 5)	31,200
Dividends payable on securities sold short (Note 2)	25,215
Payable to Distributor (Note 5)	2,274
Payable to Administrator (Note 5)	13,562
Interest expense payable	5,069
Payable to Trustees	925
Payable to Chief Compliance Officer (Note 5)	991
Other accrued expenses and liabilities	29,002

Total Liabilities	10,622,938

NET ASSETS	$51,914,790

NET ASSETS CONSIST OF:
Paid-in capital	$52,473,245
Accumulated net investment loss	(126,591)
Accumulated net realized loss on investments, equity swap contracts, securities sold short, written option contracts and foreign currencies	(395,115)
Net unrealized depreciation on investments, equity swap contracts, securities sold short, written option contracts and translation of assets and liabilities denominated in foreign currencies	(36,749)

NET ASSETS	$51,914,790

See Notes to Financial Statements.

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The Arbitrage Event-Driven Fund	Statement of Assets and Liabilities

May 31, 2013

PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$10,079,992
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,028,761
Net asset value and offering price per share(a)	$9.80
CLASS I SHARES:
Net assets applicable to Class I shares	$41,492,984
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,208,864
Net asset value and offering price per share(a)	$9.86
CLASS C SHARES:
Net assets applicable to Class C shares	$341,814
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	34,939
Net asset value and offering price per share(a)	$9.78

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

Annual Report | May 31, 2013	57

The Arbitrage Credit Opportunities Fund	Statement of Assets and Liabilities

May 31, 2013

ASSETS
Investments:
At cost	$5,072,887

At value (Note 2)	$5,115,275
Cash denominated in foreign currency (Cost $2,810)	2,810
Deposits with brokers for securities sold short (Note 2)	36,423
Unrealized appreciation on forward foreign currency exchange contracts (Note 7)	2,880
Dividends and interest receivable	83,809
Prepaid expenses and other assets	29,682

Total Assets	5,270,879

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $46,877)	45,493
Payable to custodian	759
Payable for investment securities purchased	18,058
Unrealized depreciation on forward foreign currency exchange contracts (Note 7)	7
Payable to Advisor (Note 5)	21,664
Dividends payable on securities sold short (Note 2)	6
Payable to Distributor (Note 5)	374
Payable to Administrator (Note 5)	1,757
Interest expense payable	17
Audit and legal fees payable	23,665
Payable to Trustees	90
Payable to Chief Compliance Officer (Note 5)	98
Other accrued expenses and liabilities	754

Total Liabilities	112,742

NET ASSETS	$5,158,137

NET ASSETS CONSIST OF:
Paid-in capital	$5,052,284
Accumulated net investment income	70,257
Accumulated net realized loss on investments, securities sold short, written option contracts and foreign currencies	(11,049)
Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currencies	46,645

NET ASSETS	$5,158,137

See Notes to Financial Statements.

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The Arbitrage Credit Opportunities Fund	Statement of Assets and Liabilities

May 31, 2013

PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$1,671,035
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	164,165
Net asset value and offering price per share(a)	$10.18
CLASS I SHARES:
Net assets applicable to Class I shares	$3,461,509
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	340,829
Net asset value and offering price per share(a)	$10.16
CLASS C SHARES:
Net assets applicable to Class C shares	$25,593
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,518
Net asset value and offering price per share(a)	$10.17

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

Annual Report | May 31, 2013	59

The Arbitrage Fund	Statement of Operations

For the Year Ended May 31, 2013

INVESTMENT INCOME
Dividends	$37,434,917
Foreign taxes withheld	(584,030)
Interest income	92,049

Total Income	36,942,936

EXPENSES
Investment advisory fees (Note 5)	31,518,150
Distribution and service fees (Note 5)
Class R	2,492,556
Class C	69,228
Administrative fees (Note 5)	589,986
Chief Compliance Officer fees (Note 5)	345,639
Trustees’ fees	246,868
Dividend expense	13,003,106
Interest rebate expense	2,984,795
Transfer agent fees (Note 5)	2,721,273
Custodian and bank service fees	282,571
Registration and filing fees	192,531
Printing of shareholder reports	267,291
Professional fees	143,937
Line of credit interest expense (Note 4)	314,381
Insurance expense	102,059
Principal Financial Officer fees (Note 5)	9,845
Other expenses	35,505

Total Expenses	55,319,721
NET INVESTMENT LOSS	(18,376,785)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	173,922,010
Equity swap contracts	(23,836,056)
Securities sold short	(129,289,719)
Written option contracts	19,279,647
Foreign currency transactions (Note 7)	(1,755,446)
Net change in unrealized appreciation (depreciation) on:
Investments	58,595,435
Equity swap contracts	17,741,943
Securities sold short	(58,720,755)
Written option contracts	(5,734,824)
Foreign currency transactions (Note 7)	(16,844,153)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
33,358,082

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,981,297

See Notes to Financial Statements.

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The Arbitrage Event-Driven Fund	Statement of Operations

For the Year Ended May 31, 2013

INVESTMENT INCOME
Dividends	$494,124
Foreign taxes withheld	(3,910)
Interest income	1,039,054

Total Income	1,529,268

EXPENSES
Investment advisory fees (Note 5)	525,387
Distribution and service fees (Note 5)
Class R	20,326
Class C	1,593
Administrative fees (Note 5)	19,721
Chief Compliance Officer fees (Note 5)	4,982
Trustees’ fees	3,692
Dividend expense	151,832
Interest rebate expense	45,159
Transfer agent fees (Note 5)	50,623
Custodian and bank service fees	55,409
Registration and filing fees	61,433
Printing of shareholder reports	4,573
Professional fees	25,244
Line of credit interest expense (Note 4)	8,642
Insurance expense	1,165
Principal Financial Officer fees (Note 5)	144
Other expenses	11,390

Total Expenses	991,315
Fees waived by the Advisor, Class R (Note 5)	(30,441)
Fees waived by the Advisor, Class I (Note 5)	(127,460)
Fees waived by the Advisor, Class C (Note 5)	(620)

Net Expenses	832,794

NET INVESTMENT INCOME	696,474

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	1,255,302
Equity swap contracts	(412,016)
Securities sold short	(1,531,907)
Written option contracts	535,188
Foreign currency transactions (Note 7)	(41,552)
Net change in unrealized appreciation (depreciation) on:
Investments	1,529,145
Equity swap contracts	189,627
Securities sold short	(721,995)
Written option contracts	(79,784)
Foreign currency transactions (Note 7)	(98,534)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
623,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,319,948

See Notes to Financial Statements.

Annual Report | May 31, 2013	61

The Arbitrage Credit Opportunities Fund	Statement of Operations

For the Period October 1, 2012 (commencement of operations) to May 31, 2013

INVESTMENT INCOME
Dividends	$2,298
Interest income	124,069

Total Income	126,367

EXPENSES
Investment advisory fees (Note 5)	31,932
Distribution and service fees (Note 5)
Class R	2,497
Class C	167
Administrative fees (Note 5)	1,946
Chief Compliance Officer fees (Note 5)	380
Trustees’ fees	307
Dividend expense	1,099
Interest rebate expense	432
Transfer agent fees (Note 5)	3,982
Custodian and bank service fees	1,020
Registration and filing fees	1,703
Printing of shareholder reports	506
Professional fees	23,703
Insurance expense	135
Offering cost	44,764
Principal Financial Officer fees (Note 5)	11
Other expenses	3,368

Total Expenses	117,952
Fees waived by the Advisor, Class R (Note 5)	(22,353)
Fees waived by the Advisor, Class I (Note 5)	(51,089)
Fees waived by the Advisor, Class C (Note 5)	(399)

Net Expenses	44,111

NET INVESTMENT INCOME	82,256

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	(1,047)
Securities sold short	(10,086)
Written option contracts	91
Foreign currency transactions (Note 7)	1,414
Net change in unrealized appreciation on:
Investments	42,388
Securities sold short	1,384
Foreign currency transactions (Note 7)	2,873

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
37,017

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,273

See Notes to Financial Statements.

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The Arbitrage Fund	Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012

FROM OPERATIONS:
Net investment loss	$(18,376,785)	$(17,331,886)
Net realized gains (losses) from:
Investments and equity swap contracts	150,085,954	118,918,981
Securities sold short	(129,289,719)	(16,315,889)
Written option contracts	19,279,647	36,741,453
Foreign currency transactions	(1,755,446)	(32,265,222)
Net change in unrealized appreciation (depreciation) on:
Investments and equity swap contracts	76,337,378	(108,642,391)
Securities sold short	(58,720,755)	25,718,371
Written option contracts	(5,734,824)	3,634,869
Foreign currency transactions	(16,844,153)	44,995,129

Net increase in net assets resulting from operations	14,981,297	55,453,415

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(7,357,507)	–
Distributions from net investment income, Class I	(19,481,923)	–
Distributions from net investment income, Class C	(53,643)	–
NET REALIZED GAINS
Distributions from net realized gains, Class R	(20,078,884)	(23,687,810)
Distributions from net realized gains, Class I	(39,477,805)	(33,819,578)
Distributions from net realized gains, Class C	(108,702)	–

Decrease in net assets from distributions to shareholders	(86,558,464)	(57,507,388)

See Notes to Financial Statements.

Annual Report | May 31, 2013	63

The Arbitrage Fund	Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
CLASS R
Proceeds from shares sold	402,159,958	660,474,386
Shares issued in reinvestment of distributions	27,131,307	23,114,090
Proceeds from redemption fees collected (Note 2)	38,339	28,121
Payments for shares redeemed	(492,205,896)	(546,985,289)

Net increase/(decrease) in net assets from Class R share transactions	(62,876,292)	136,631,308

CLASS I
Proceeds from shares sold	946,778,145	1,198,168,361
Shares issued in reinvestment of distributions	33,907,193	20,982,182
Proceeds from redemption fees collected (Note 2)	28,661	22,731
Payments for shares redeemed	(1,080,428,416)	(479,260,004)

Net increase/(decrease) in net assets from Class I share transactions	(99,714,417)	739,913,270

CLASS C
Proceeds from shares sold	19,595,035	–
Shares issued in reinvestment of distributions	161,720	–
Proceeds from redemption fees collected (Note 2)	231	–
Payments for shares redeemed	(833,208)	–

Net increase in net assets from Class C share transactions	18,923,778	–

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(215,244,098)	874,490,605

NET ASSETS:
Beginning of year	3,088,176,193	2,213,685,588

End of year *	$2,872,932,095	$3,088,176,193

*Including accumulated net investment (loss) of :	$(8,468,313)	$(420,119)

See Notes to Financial Statements.

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The Arbitrage Event-Driven Fund	Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012

FROM OPERATIONS:
Net investment income	$696,474	$274,727
Net realized gains (losses) from:
Investments and equity swap contracts	843,286	374,940
Securities sold short	(1,531,907)	(162,733)
Written option contracts	535,188	888,291
Foreign currency transactions	(41,552)	(256,018)
Net change in unrealized appreciation (depreciation) on:
Investments and equity swap contracts	1,718,772	(1,450,906)
Securities sold short	(721,995)	271,537
Written option contracts	(79,784)	52,194
Foreign currency transactions	(98,534)	362,251

Net increase in net assets resulting from operations	1,319,948	354,283

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(69,098)	(115,815)
Distributions from net investment income, Class I	(353,713)	(206,028)
Distributions from net investment income, Class C	(1,031)	–
NET REALIZED GAINS
Distributions from net realized gains, Class R	(107,560)	(371,036)
Distributions from net realized gains, Class I	(540,904)	(655,595)
Distributions from net realized gains, Class C	(1,943)	–

Decrease in net assets from distributions to shareholders	(1,074,249)	(1,348,474)

See Notes to Financial Statements.

Annual Report | May 31, 2013	65

The Arbitrage Event-Driven Fund	Statement of Changes in Net Assets

	Year Ended May 31, 2013	Year Ended May 31, 2012

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
CLASS R
Proceeds from shares sold	6,778,284	8,825,434
Shares issued in reinvestment of distributions	163,355	457,817
Proceeds from redemption fees collected (Note 2)	1,136	811
Payments for shares redeemed	(5,848,204)	(4,806,739)

Net increase in net assets from Class R share transactions	1,094,571	4,477,323

CLASS I
Proceeds from shares sold	38,368,173	15,439,192
Shares issued in reinvestment of distributions	628,267	810,048
Proceeds from redemption fees collected (Note 2)	15,946	182
Payments for shares redeemed	(19,143,328)	(5,935,647)

Net increase in net assets from Class I share transactions	19,869,058	10,313,775

CLASS C
Proceeds from shares sold	347,531	–
Shares issued in reinvestment of distributions	2,973	–
Payments for shares redeemed	(10,000)	–

Net increase in net assets from Class C share transactions	340,504	–

TOTAL INCREASE IN NET ASSETS	21,549,832	13,796,907

NET ASSETS:
Beginning of year	30,364,958	16,568,051

End of year *	$51,914,790	$30,364,958

*Including accumulated net investment income (loss) of :	$(126,591)	$140,484

See Notes to Financial Statements.

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The Arbitrage Credit Opportunities Fund

Statement of Changes in Net Assets

Period Ended May 31, 2013(a)

FROM OPERATIONS:
Net investment income	$82,256
Net realized gains (losses) from:
Investments	(1,047)
Securities sold short	(10,086)
Written option contracts	91
Foreign currency transactions	1,414
Net change in unrealized appreciation on:
Investments	42,388
Securities sold short	1,384
Foreign currency transactions	2,873

Net increase in net assets resulting from operations	119,273

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(7,862)
Distributions from net investment income, Class I	(28,735)
Distributions from net investment income, Class C	(77)

Decrease in net assets from distributions to shareholders	(36,674)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
CLASS R
Proceeds from shares sold	1,704,124
Shares issued in reinvestment of distributions	7,862
Proceeds from redemption fees collected (Note 2)	20
Payments for shares redeemed	(70,525)

Net increase in net assets from Class R share transactions	1,641,481

CLASS I
Proceeds from shares sold	3,391,866
Shares issued in reinvestment of distributions	16,969

Net increase in net assets from Class I share transactions	3,408,835

CLASS C
Proceeds from shares sold	25,145
Shares issued in reinvestment of distributions	77

Net increase in net assets from Class C share transactions	25,222

TOTAL INCREASE IN NET ASSETS	5,158,137

NET ASSETS:
Beginning of period	–

End of period *	$5,158,137

*Including accumulated net investment income of :	$70,257

(a) Commenced operations on October 1, 2012.

See Notes to Financial Statements.

Annual Report | May 31, 2013	67

The Arbitrage Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Periods Presented:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment loss(a)
Net realized and unrealized gains on investments and foreign currencies
Total from investment operations

Less distributions
From net investment income
From net realized gains
Total distributions
Proceeds from redemption fees collected

Net asset value, end of period

Total return(c)

Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense
Expenses excluding interest and dividend expense(d)(e)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(d)(e)
Net investment loss

Portfolio turnover rate

(a)	Per share amounts were calculated using average shares for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Dividend expense totaled 0.42%, 0.58%, 0.51%, 0.88% and 0.74%, respectively, of average net assets for the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.
(e)

Interest rebate expense and line of credit interest expense totaled 0.10%, 0.20%, 0.13%, 0.29% and 0.58%, respectively, of average net assets for the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

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Financial Highlights

Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009

$12.80	$12.77	$12.50	$12.43	$12.79

(0.10)	(0.11)	(0.12)	(0.14)	(0.16)
0.15	0.44	0.66	0.52	0.30

0.05	0.33	0.54	0.38	0.14

(0.09)	–	–	(0.05)	–
(0.26)	(0.30)	(0.27)	(0.26)	(0.52)

(0.35)	(0.30)	(0.27)	(0.31)	(0.52)

0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.02

$12.50	$12.80	$12.77	$12.50	$12.43

0.42%	2.54%	4.37%	3.08%	1.64%

$916,677	$1,003,646	$866,885	$759,235	$219,338

1.97%	2.23%	2.16%	2.80%	3.28%
1.45%	1.45%	1.52%	1.63%	1.95%
1.45%	1.44%	1.52%	1.63%	1.95%
(0.78)%	(0.83)%	(0.93)%	(1.12)%	(1.34)%

459%	563%	389%	371%	709%

Annual Report | May 31, 2013	69

The Arbitrage Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Periods Presented:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment loss(a)
Net realized and unrealized gains on investments and foreign currencies
Total from investment operations

Less distributions
From net investment income
From net realized gains
Total distributions
Proceeds from redemption fees collected

Net asset value, end of period

Total return(c)

Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense
Expenses excluding interest and dividend expense(d)(e)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(d)(e)
Net investment loss

Portfolio turnover rate

(a)	Per share amounts were calculated using average shares for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Dividend expense totaled 0.42%, 0.58%, 0.51%, 0.88% and 0.74%, respectively, of average net assets for the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.
(e)

Interest rebate expense and line of credit interest expense totaled 0.10%, 0.20%, 0.13%, 0.29% and 0.58%, respectively, of average net assets for the and the years ended May 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

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Financial Highlights

Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009

$13.04	$12.98	$12.68	$12.60	$12.95

(0.07)	(0.07)	(0.08)	(0.11)	(0.11)
0.16	0.43	0.67	0.52	0.28

0.09	0.36	0.59	0.41	0.17

(0.13)	–	(0.02)	(0.07)	–
(0.26)	(0.30)	(0.27)	(0.26)	(0.52)

(0.39)	(0.30)	(0.29)	(0.33)	(0.52)

0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

$12.74	$13.04	$12.98	$12.68	$12.60

0.67%	2.74%	4.74%	3.28%	1.69%

$1,937,514	$2,084,530	$1,346,801	$582,460	$108,780

1.72%	1.98%	1.91%	2.55%	3.03%
1.20%	1.20%	1.27%	1.38%	1.70%
1.20%	1.20%	1.27%	1.38%	1.70%
(0.51)%	(0.56)%	(0.62)%	(0.85)%	(0.87)%

459%	563%	389%	371%	709%

Annual Report | May 31, 2013	71

The Arbitrage Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Period Presented:

Year Ended May 31, 2013 (a)

Net asset value, beginning of period	$12.80
Income (loss) from investment operations
Net investment loss(b)	(0.23)
Net realized and unrealized gains on investments and foreign currencies	0.20

Total from investment operations	(0.03)

Less distributions
From net investment income	(0.13)
From net realized gains	(0.26)

Total distributions	(0.39)

Proceeds from redemption fees collected	0.00(c)

Net asset value, end of period	$12.38

Total return(d)	(0.27%)

Net assets, end of period (in 000s)	$18,741

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	2.75%
Expenses excluding interest and dividend expense(e)(f)	2.20%
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(e)(f)	2.20%
Net investment loss	(1.84)%

Portfolio turnover rate	459%

(a)	Commenced operations on June 1, 2012.
(b)	Per share amounts were calculated using average shares for the period.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Dividend expense totaled 0.42% of average net assets for the period ended May 31, 2013.
(f)	Interest rebate expense and line of credit interest expense totaled 0.11% of average net assets for the period ended May 31, 2013.

See Notes to Financial Statements.

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Page Intentionally Left Blank

The Arbitrage Event-Driven Fund – Class R

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Periods Presented:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment income (loss)(b)
Net realized and unrealized gains on investments and foreign currencies
Total from investment operations

Less distributions
From net investment income
From net realized gains
Total distributions
Proceeds from redemption fees collected

Net asset value, end of period

Total return(d)

Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense
Expenses excluding interest and dividend expense(g)(h)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(g)(h)
Net investment income (loss)

Portfolio turnover rate

(a)	Commenced operations on October 1, 2010.
(b)	Per share amounts were calculated using average shares for the period.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not Annualized.
(f)	Annualized.
(g)	Dividend expense totaled 0.36%, 0.27% and 0.28% (annualized), respectively, of average net assets for the years ended May 31, 2013, 2012 and the period ended May 31, 2011, respectively.
(h)

Interest rebate expense and line of credit interest expense totaled 0.13%, 0.21% and 0.21% (annualized) of average net assets for the years ended May 31, 2013, 2012 and the period ended May 31, 2011, respectively.

See Notes to Financial Statements.

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Financial Highlights

Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011(a)

$9.79	$10.23	$10.00

0.15	0.10	(0.02)
0.11	0.09	0.36

0.26	0.19	0.34

(0.10)	(0.15)	(0.01)
(0.15)	(0.48)	(0.10)

(0.25)	(0.63)	(0.11)

0.00(c)	0.00(c)	0.00(c)

$9.80	$9.79	$10.23

2.72%	1.88%	3.43%(e)

$10,080	$8,976	$4,867

2.55%	2.67%	4.33%(f)
2.06%	2.19%	3.84%(f)

1.69%	1.69%	1.69%(f)

1.58%	1.02%	(0.26)%(f)

336%	490%	298%(e)

Annual Report | May 31, 2013	75

The Arbitrage Event-Driven Fund – Class I

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Periods Presented:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment income(b)
Net realized and unrealized gains on investments and foreign currencies
Total from investment operations

Less distributions
From net investment income
From net realized gains
Total distributions
Proceeds from redemption fees collected

Net asset value, end of period

Total return(d)

Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense
Expenses excluding interest and dividend expense(g)(h)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(g)(h)
Net investment income

Portfolio turnover rate

(a)	Commenced operations on October 1, 2010.
(b)	Per share amounts were calculated using average shares for the period.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not Annualized.
(f)	Annualized.
(g)	Dividend expense totaled 0.36%, 0.27% and 0.28% (annualized), respectively, of average net assets for the years ended May 31, 2013, 2012 and the period ended May 31, 2011, respectively.
(h)

Interest rebate expense and line of credit interest expense totaled 0.13%, 0.21% and 0.21% (annualized) of average net assets for the years ended May 31, 2013, 2012 and the period ended May 31, 2011, respectively.

See Notes to Financial Statements.

76	www.arbitragefunds.com | 1-800-295-4485

Financial Highlights

Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011(a)

$9.82	$10.24	$10.00

0.16	0.12	0.01
0.13	0.09	0.35

0.29	0.21	0.36

(0.10)	(0.15)	(0.02)
(0.15)	(0.48)	(0.10)

(0.25)	(0.63)	(0.12)

0.00(c)	0.00(c)	0.00(c)

$9.86	$9.82	$10.24

3.04%	2.09%	3.57%(e)

$41,493	$21,389	$11,701

2.31%	2.42%	4.73%(f)
1.82%	1.94%	4.24%(f)

1.44%	1.44%	1.44%(f)

1.68%	1.25%	0.12%(f)

336%	490%	298%(e)

Annual Report | May 31, 2013	77

The Arbitrage Event-Driven Fund – Class C

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Period Presented:

Year Ended May 31, 2013 (a)

Net asset value, beginning of period	$9.79

Income (loss) from investment operations
Net investment income(b)	0.09
Net realized and unrealized gains on investments and foreign currencies	0.13

Total from investment operations	0.22

Less distributions
From net investment income	(0.08)
From net realized gains	(0.15)

Total distributions	(0.23)

Net asset value, end of period	$9.78

Total return(c)	2.33%

Net assets, end of period (in 000s)	$342

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	3.31%
Expenses excluding interest and dividend expense(d)(e)	2.82%
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(d)(e)	2.44%
Net investment income	0.95%

Portfolio turnover rate	336%

(a)	Commenced operations on June 1, 2012.
(b)	Per share amounts were calculated using average shares for the period.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Dividend expense totaled 0.36% of average net assets for the year ended May 31, 2013.
(e)	Interest rebate expense and line of credit interest expense totaled 0.13% of average net assets for the year ended May 31, 2013.

See Notes to Financial Statements.

78	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Credit Opportunities Fund – Class R	Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Period Presented:

Period Ended May 31, 2013 (a)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income(b)	0.17
Net realized and unrealized gains on investments and foreign currencies	0.06

Total from investment operations	0.23

Less distributions
From net investment income	(0.05)

Total distributions	(0.05)

Proceeds from redemption fees collected	0.00(c)

Net asset value, end of period	$10.18

Total return(d)	2.33%(e)

Net assets, end of period (in 000s)	$1,671

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	3.79%(f)
Expenses excluding interest and dividend expense(g)(h)	3.74%(f)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(g)(h)	1.50%(f)
Net investment income	2.49%(f)

Portfolio turnover rate	92%(e)

(a)	Commenced operations on October 1, 2012.
(b)	Per share amounts were calculated using average shares for the period.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not Annualized.
(f)	Annualized.
(g)	Dividend expense totaled 0.03% (annualized) of average net assets for the period ended May 31, 2013.
(h)	Interest rebate expense totaled 0.02% (annualized) of average net assets for the period ended May 31, 2013.

See Notes to Financial Statements.

Annual Report | May 31, 2013	79

The Arbitrage Credit Opportunities Fund – Class I	Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Period Presented:

Period Ended May 31, 2013 (a)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income(b)	0.17
Net realized and unrealized gains on investments and foreign currencies	0.08

Total from investment operations	0.25

Less distributions
From net investment income	(0.09)

Total distributions	(0.09)

Net asset value, end of period	$10.16

Total return(c)	2.49%(d)

Net assets, end of period (in 000s)	$3,462

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	3.64%(e)
Expenses excluding interest and dividend expense(f)(g)	3.60%(e)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(f)(g)	1.25%(e)
Net investment income	2.62%(e)

Portfolio turnover rate	92%(d)

(a)	Commenced operations on October 1, 2012.
(b)	Per share amounts were calculated using average shares for the period.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not Annualized.
(e)	Annualized.
(f)	Dividend expense totaled 0.03% (annualized) of average net assets for the period ended May 31, 2013.
(g)	Interest rebate expense totaled 0.01% (annualized) of average net assets for the period ended May 31, 2013.

See Notes to Financial Statements.

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The Arbitrage Credit Opportunities Fund – Class C	Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding

Throughout the Period Presented:

Period Ended May 31, 2013 (a)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income(b)	0.11
Net realized and unrealized gains on investments and foreign currencies	0.09

Total from investment operations	0.20

Less distributions
From net investment income	(0.03)

Total distributions	(0.03)

Net asset value, end of period	$10.17

Total return(c)	2.01%(d)

Net assets, end of period (in 000s)	$26

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	4.69%(e)
Expenses excluding interest and dividend expense(f)(g)	4.64%(e)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(f)(g)	2.25%(e)
Net investment income	1.58%(e)

Portfolio turnover rate	92%(d)

(a)	Commenced operations on October 1, 2012.
(b)	Per share amounts were calculated using average shares for the period.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not Annualized.
(e)	Annualized.
(f)	Dividend expense totaled 0.03% (annualized) of average net assets for the period ended May 31, 2013.
(g)	Interest rebate expense totaled 0.02% (annualized) of average net assets for the period ended May 31, 2013.

See Notes to Financial Statements.

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The Arbitrage Funds	Notes to Financial Statements

May 31, 2013

1. ORGANIZATION

The Arbitrage Funds (the “Trust”) was organized as a Delaware business trust on December 22, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The three series presently authorized are The Arbitrage Fund (the “Arbitrage Fund”), The Arbitrage Event-Driven Fund (the “Event-Driven Fund”) and The Arbitrage Credit Opportunities Fund (“Credit Opportunities Fund”), each a “Fund” and collectively the “Funds”, each a diversified series, which offer three classes of shares. Class R shares, Class I shares and Class C shares of the Arbitrage Fund commenced operations on September 18, 2000, October 17, 2003 and June 1, 2012, respectively. Class R shares, Class I shares and Class C shares of the Event-Driven Fund commenced operations on October 1, 2010, October 1, 2010 and June 1, 2012, respectively. Class R shares, Class I and Class C shares of the Credit Opportunities Fund commenced operations on October 1, 2012.

The investment objective of the Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage. The investment objective of the Event-Driven Fund seeks to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, restructurings, recapitalizations, refinancings, reorganizations and other special situations. The investment objective of the Credit Opportunities Fund seeks to provide current income and capital growth by investing in debt securities impacted by events such as reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations.

The Funds’ three classes of shares, Class R, Class I and Class C, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares and Class C shares are subject to an annual distribution fee of up to 0.25% and 1.00%, respectively, of each Fund’s average daily net assets attributable to Class R shares and Class C shares, respectively, whereas Class I shares are not subject to any distribution fees. Class C shares are also subject to a 1.00% contingent deferred sales charge on all purchases redeemed in 12 months of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of investments — The Funds’ portfolio securities are valued as of the close of trading of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Common stocks and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily

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traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service (see Note 7).

Fair value measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1	—	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2	—	Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred.

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

For the period ended May 31, 2013, there have been no significant changes to the Funds’ fair value methodologies. Additionally, during the period ended May 31, 2013, there were no transfers between level 1 and 2 securities. Transfers for level 3 securities, if any, are shown as part of the leveling table in the Portfolio of Investments.

Share valuation and redemption fees — The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share, except that, shares of Class R and Class I are subject to a redemption fee of 2% if redeemed within 30 days for the Arbitrage Fund and Event-Driven Fund and 60 days for the Credit Opportunities Fund from the date of purchase. For the year ended May 31, 2013, proceeds from redemption fees in the Arbitrage Fund were $38,339 in Class R, $28,661 in Class I and $231 in Class C. For the year ended May 31, 2013, proceeds from redemption fees in the Event-Driven Fund were $1,136 in Class R, $15,946 in Class I and $0 in Class C. For the period ended May 31, 2013, proceeds from redemption fees in the Credit Opportunities Fund were $20 in Class R, $0 in Class I and $0 in Class C. The redemption fee is paid directly to each Fund rather than the Adviser and is allocated pro-rata to the shareholders based on net assets.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statements of Operations.

Derivative Instruments and Hedging Activities — The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to swap contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

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The Arbitrage Funds	Notes to Financial Statements (continued)

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Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

A summary of put and call option contracts written in the Arbitrage Fund during the year ended May 31, 2013, is as follows:

	Put Contracts	Put Premiums	Call Contracts	Call Premiums

Options outstanding at beginning of year	10,025	$600,083	85,292	$5,157,617
Options written	303,092	11,184,964	740,080	34,344,193
Options closed	(24,904)	(2,204,891)	(25,195)	(2,453,259)
Options exercised	(77,401)	(2,534,634)	(303,663)	(21,443,368)
Options expired	(208,319)	(6,904,685)	(402,141)	(13,138,579)

Options outstanding at end of year	2,493	$140,837	94,373	$2,466,604

A summary of put and call option contracts written in the Event-Driven Fund during the year ended May 31, 2013, is as follows:

	Put Contracts	Put Premiums	Call Contracts	Call Premiums

Options outstanding at beginning of year	432	$33,371	1,231	$53,523
Options written	6,451	310,353	16,774	748,203
Options closed	(777)	(29,710)	(1,475)	(54,883)
Options exercised	(1,497)	(81,183)	(6,930)	(396,632)
Options expired	(4,318)	(207,763)	(8,296)	(303,302)

Options outstanding at end of year	291	$25,068	1,304	$46,909

A summary of put and call option contracts written in the Credit Opportunities Fund during the period ended May 31, 2013, is as follows:

	Put Contracts	Put Premiums	Call Contracts	Call Premiums

Options outstanding at beginning of period	–	$–	–	$–
Options written	1	84	1	91
Options closed	(1)	(84)	–	–
Options exercised	–	–	–	–
Options expired	–	–	(1)	(91)

Options outstanding at end of period	–	$–	–	$–

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Foreign currency exchange contracts: The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds’ foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds’ securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Warrants and Rights: The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Equity swap contracts: The Funds may invest in swaps for the purpose of managing exposure to interest rate, credit or market risk. Additionally, the Funds enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Funds than if the Funds had invested directly in such securities. An equity swap contract entitles the Funds to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Funds to pay the counterparty any depreciation on the security. Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Funds will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Funds’ custodian and/or counterparty’s broker. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Pursuant to the Funds’ derivative ISDA Master Agreements, the Funds are required to maintain sufficient collateral or maintain a predetermined level of net assets. Any election to terminate early could be material to the financial statements. The values of all derivative instruments with credit-risk-related contingent features that are in a net liability position at May 31, 2013, in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts and, therefore, are not representative of the Funds’ net exposure.

Fair Value of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty. The fair value of derivative instruments for the Funds as of May 31, 2013, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value

Arbitrage Fund
Foreign Currency Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$ 7,430,071	Unrealized depreciation on forward foreign currency exchange contracts	$689,522
Equity Contracts (swap contracts)	Unrealized appreciation on equity swap contracts	2,084,404	Unrealized depreciation on equity swap contracts	994,134
Equity Contracts (rights)	Investments: at value	0

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Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value

Arbitrage Fund
Equity Contracts (purchased option contracts)	Investments: at value	$4,005,368
Equity Contracts
(written option contracts)			Written options, at value	$6,220,546

		$13,519,843		$7,904,202

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value

Event-Driven Fund
Foreign currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	$132,649	Unrealized depreciation on forward foreign currency exchange contracts	$12,961
Equity Contracts (swap contracts)	Unrealized appreciation on equity swap contracts	24,368	Unrealized depreciation on equity swap contracts	6,137
Equity Contracts (rights)	Investments: at value	0
Equity Contracts (purchased option contracts)	Investments: at value	73,842
Equity Contracts
(written option contracts)			Written options, at value	113,016

		$230,859		$132,114

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value

Credit Opportunities Fund
Foreign currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,880	Unrealized depreciation on forward foreign currency exchange contracts	$7

		$2,880		$7

The effect of derivative instruments on the Funds’ Statement of Operations for the period ended May 31, 2013, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income

Arbitrage Fund
Foreign Currency Contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$4,716,290	$ (16,984,074)
Equity Contracts (swap contracts)	Net realized gains (losses) from: Equity swap contracts / Net change in unrealized appreciation (depreciation) on: Equity swap contracts	(23,836,056)	17,741,943
Equity Contracts Long (rights and warrants)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	334,679	(1,673,397)
Equity Contracts Short (rights and warrants)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Securities sold short	585,351	748,287

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Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income

Arbitrage Fund
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	$(23,473,887)	$558,737
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	19,279,647	(5,734,824)

		$(22,393,976)	$(5,343,328)

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income

Event-Driven Fund
Foreign Currency Contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$95,013	$(99,564)
Equity Contracts (swap contracts)	Net realized gains (losses) from: Equity swap contracts / Net change in unrealized appreciation (depreciation) on: Equity swap contracts	(412,016)	189,627
Equity Contracts Long (rights and warrants)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	2,426	(12,131)
Equity Contracts Short (rights and warrants)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Securities sold short	778	8,863
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Investments /Net change in unrealized appreciation (depreciation) on: Investments	(1,103,191)	(25,732)

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income

Event-Driven Fund
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	$535,188	$(79,784)

		$(881,802)	$(18,721)

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income

Credit Opportunities Fund
Foreign currency contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$1,049	$2,873
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	91	–

		$1,140	$2,873

Volume of Derivative Instruments for the Funds during the period ended May 31, 2013 was as follows:

Derivative Type	Unit of Measurement	Monthly Average

Arbitrage Fund
Equity Swap Contracts	Notional Quantity	143,582,199
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/Receive	(7,165,778,863)
Purchased Option Contracts	Contracts	45,859
Rights	Shares	824,408
Written Option Contracts	Contracts	(105,499)

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Derivative Type	Unit of Measurement	Monthly Average

Event-Driven Fund
Equity Swap Contracts	Notional Quantity	1,965,383
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/Receive	(29,989,867)
Purchased Option Contracts	Contracts	1,424
Rights	Shares	35,332
Written Option Contracts	Contracts	(2,017)

Derivative Type	Unit of Measurement	Monthly Average

Credit Opportunities Fund
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/Receive	(114,000)
Written Option Contracts	Contracts	0

Investment income — Interest income and interest rebate expense is accrued as earned. Dividend income and expense are recorded on the ex-dividend date, net of any non-reclaimable tax withholdings.

Dividends and distributions to shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Arbitrage Fund and Event-Driven Fund. Dividends arising from net investment income, if any, are declared and paid quarterly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Credit Opportunities Fund.

Allocation between classes — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon the proportionate shares of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon the proportionate share of total net assets of each Fund.

Offering costs — Offering costs, including costs of printing initial prospectuses, legal and registration fees, have been amortized over twelve months from the inception date of the Credit Opportunities Fund. As of May 31, 2013, the offering costs remaining to be amortized are $9,778, which are included in prepaid expenses and other assets.

Federal income tax — It is the Funds’ policy to continue to comply with the special provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the period ended May 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

3. INVESTMENT TRANSACTIONS

During the period ended May 31, 2013 for the Arbitrage Fund, the Event-Driven Fund, and the Credit Opportunities Fund, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund
Purchases	$11,194,980,893	$152,786,876	$7,249,457
Sales and Maturities	11,073,068,577	139,413,120	2,561,871

4. LINE OF CREDIT

The Trust, on behalf of the Funds, entered into an agreement which enables the Funds to participate in a $300,000,000 unsecured committed revolving line of credit with State Street Bank and Trust Company (the “Custodian”). Borrowings will be made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Funds. Interest is charged to the Funds based on their borrowings at a rate per annum of the higher of the LIBOR rate plus 1.25% and the overnight federal funds rate plus 1.25%. In addition, a commitment fee of 0.11% per annum is payable at the end of each calendar quarter. The Trust accrues, on behalf of each of the Funds, the commitment fee on the unused portion of the line of credit. Such fees are included in custodian and bank service fees on the Statements of Operations.

As of and for the year ended May 31, 2013, the Arbitrage Fund had no borrowings. Interest expense of $0 and commitment fees of $314,381 accrued under the line of credit for the Arbitrage Fund during the year ended May 31, 2013 and are included in line of credit interest expense on the Arbitrage Fund’s Statement of Operations.

The Event-Driven Fund did not have outstanding borrowings at May 31, 2013. For the year ended May 31, 2013, the Event-Driven Fund had average borrowings of $1,815,126 over a period of 119 days at a weighted average interest rate of 1.432%. Interest expense on the line of credit for the Event-Driven Fund during the year ended May 31, 2013 is shown as line of credit interest expense on the Event-Driven Fund’s Statement of Operations.

For the period ended May 31, 2013, the Credit Opportunities Fund had no borrowings.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Funds’ investments are managed by Water Island Capital, LLC (the “Adviser”) under the terms of Investment Advisory Agreements. Under the Investment Advisory Agreement between the Adviser and the Arbitrage Fund, as amended and restated on October 1, 2007, the Arbitrage Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Arbitrage Fund’s average daily net assets. Under the Investment Advisory Agreement

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

between the Adviser and the Event-Driven Fund dated September 27, 2010, the Event-Driven Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Event-Driven Fund’s average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Credit Opportunities Fund dated October 1, 2012, the Credit Opportunities Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.00% based on the Credit Opportunities Fund’s average daily net assets.

The Adviser has contractually agreed, at least until August 31, 2015, to waive its advisory fee and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of the Funds’ average daily net assets attributable to each share class as shown in the table below:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities Fund
Class R	1.69%	1.69%	1.50%
Class I	1.44%	1.44%	1.25%
Class C	2.44%	2.44%	2.25%

The Adviser is permitted to recapture fees waived and expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation of each class, provided, however, that the Adviser shall only be entitled to recapture such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. The Adviser can recapture any fees it has waived within the three-year period subject to the applicable annual rate of: 1.69% for Class R shares, 1.44% for Class I shares and 2.44% for Class C shares for Event-Driven Fund and 1.50% for Class R shares, 1.25% for Class I shares and 2.25% for Class C shares for Credit Opportunities Fund, respectively.

As of May 31, 2013, the balances of future recapture for each Fund were as follows:

	Expiring May 31, 2015		Expiring May 31, 2016	Total
Event-Driven Fund
Class R		$37,027	$30,441	$67,468
Class I		$78,860	$127,460	$206,320
Class C	$	N/A	$620	$620
Credit Opportunities Fund
Class R		N/A	$22,353	$22,353
Class I		N/A	$51,089	$51,089
Class C		N/A	$399	$399

There were no amounts recaptured during the period ended May 31, 2013 for the Funds.

Certain officers of the Trust are also officers of the Adviser. The Vice President of the Trust also serves as Chief Compliance Officer (“CCO”) of the Trust and of the Adviser. The Funds pay the Adviser 60% of the CCO’s salary for providing CCO services.

Annual Report | May 31, 2013	95

The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

Administration Agreement

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $370,000. Prior to October 1, 2012, the annual minimum fee was $300,000. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses. Certain officers of the Trust are also officers of the Administrator.

Distribution Agreement

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributors. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Funds have adopted, with respect to its Class R and Class C shares, a plan of distribution pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class R shares and Class C shares and for services provided to shareholders. The Plan is a “reimbursement” plan. This means that a Fund’s Class R shares and Class C shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others. Under the distribution plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Funds has entered into a contract to distribute Class R shares or Class C shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% for Class R shares and 0.75% for Class C shares, respectively, annually of the average daily net assets allocable to a Fund’s Class R shares and Class C shares, respectively. In addition, the Plan permits each Fund to make payments at an annual rate of up to 0.25% of the Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund’s Class C shares. During the year ended May 31, 2013, The Arbitrage Fund’s Class R shares incurred $2,492,556 and Class C shares incurred $69,228, respectively, in distribution expenses for Class R shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. With respect to the Event-Driven Fund, during the year ended May 31, 2013, the Event-Driven Fund’s Class R shares incurred $20,326 and Class C shares incurred $1,593, respectively, in distribution expenses for Class R shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers. With respect to the Credit Opportunities Fund, during the period ended May 31, 2013, the Credit Opportunities Fund’s Class R shares incurred $2,497 and Class C shares incurred $167, respectively, in distribution expenses for Class R shares and distribution and shareholder support expenses for Class C shares, all of which was used to compensate broker-dealers.

Principal Financial Officer

ALPS receives an annual fee of $10,000 for providing Principal Financial Officer (“PFO”) services to the Trust. ALPS is compensated by the trust under the PFO Services Agreement.

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

Transfer Agent And Shareholder Services Agreement

DST Systems, Inc. (“DST”) maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

Under the terms of the amended Transfer Agent and Shareholder Services Agreement between the Trust and DST, DST receives from the Funds a monthly complex minimum fee, including four cusips (i.e., an individual share class), at an annual rate of $67,795 per year. For each cusip thereafter, an additional fee is applied at a minimum fee of $10,430 per cusip per year. There were five additional cusips for the year ended May 31, 2013. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, telephone services, record storage and communication lines. These out-of-pocket expenses are included in transfer agent fees on the Funds Statement of Operations.

Annual Report | May 31, 2013	97

The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

6. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2013	Year Ended May 31, 2012
Arbitrage Fund - Class R

Shares sold	31,786,403	51,063,016
Shares issued in reinvestment of dividends	2,177,472	1,802,971
Shares redeemed	(39,071,802)	(42,289,064)

Net increase/(decrease) in shares outstanding	(5,107,927)	10,576,923

Shares outstanding at beginning of period	78,437,528	67,860,605

Shares outstanding at end of period	73,329,601	78,437,528

Arbitrage Fund - Class I

Shares sold	73,503,353	90,987,731
Shares issued in reinvestment of dividends	2,674,069	1,607,830
Shares redeemed	(84,020,838)	(36,469,014)

Net increase/(decrease) in shares outstanding	(7,843,416)	56,126,547

Shares outstanding at beginning of period	159,914,734	103,788,187

Shares outstanding at end of period	152,071,318	159,914,734

Arbitrage Fund - Class C (a)

Shares sold	1,567,850	–
Shares issued in reinvestment of dividends	13,063	–
Shares redeemed	(67,176)	–

Net increase in shares outstanding	1,513,737	–

Shares outstanding at beginning of period	–	–

Shares outstanding at end of period	1,513,737	–

Event-Driven Fund - Class R

Shares sold	696,518	878,057
Shares issued in reinvestment of dividends	17,016	47,344
Shares redeemed	(602,065)	(483,842)

Net increase in shares outstanding	111,469	441,559

Shares outstanding at beginning of period	917,292	475,733

Shares outstanding at end of period	1,028,761	917,292

Event-Driven Fund - Class I

Shares sold	3,921,901	1,541,957
Shares issued in reinvestment of dividends	65,105	83,596
Shares redeemed	(1,956,757)	(589,183)

Net increase in shares outstanding	2,030,249	1,036,370

Shares outstanding at beginning of period	2,178,615	1,142,245

Shares outstanding at end of period	4,208,864	2,178,615

Event-Driven Fund - Class C (a)

Shares sold	35,656	–
Shares issued in reinvestment of dividends	309	–
Shares redeemed	(1,026)	–

Net increase in shares outstanding	34,939	–

Shares outstanding at beginning of period	–	–

Shares outstanding at end of period	34,939	–

(a) Commenced operations on June 1, 2012.

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

Period Ended May 31, 2013 (b)
Credit Opportunities Fund - Class R

Shares sold	170,405
Shares issued in reinvestment of dividends	786
Shares redeemed	(7,026)

Net increase in shares outstanding	164,165

Shares outstanding at beginning of period	–

Shares outstanding at end of period	164,165

Credit Opportunities Fund - Class I

Shares sold	339,129
Shares issued in reinvestment of dividends	1,700

Net increase in shares outstanding	340,829

Shares outstanding at beginning of period	–

Shares outstanding at end of period	340,829

Credit Opportunities Fund - Class C

Shares sold	2,510
Shares issued in reinvestment of dividends	8

Net increase in shares outstanding	2,518

Shares outstanding at beginning of period	–

Shares outstanding at end of period	2,518

(b) Commenced operations on October 1, 2012.

7. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

Annual Report | May 31, 2013	99

The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECURITIES LENDING

In order to generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities.

Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Funds, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. There were no securities on loan in the Funds during the period ended May 31, 2013.

10. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid—in capital as appropriate in the period that the differences arise.

Permanent differences between the Funds’ financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, investments in passive foreign investment companies, and investments in swaps. These have no effect on the Funds’ net assets or net asset value per share.

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

The following permanent differences have been reclassified to/(from) the following accounts in the Arbitrage Fund as of May 31, 2013:

Undistributed Net Investment Income	Accumulated Realized Loss	Paid-in-capital

$ 37,221,664	$ (29,165,402)	$ (8,056,262)

Included in the amounts reclassified was a net operating loss offset to paid-in capital of $8,055,787.

The following permanent differences have been reclassified to/(from) the following accounts in the Event-Driven Fund as of May 31, 2013:

Undistributed Net Investment Loss	Accumulated Realized Gains	Paid-in-capital

$ (539,707)	$ 595,775	$ (56,068)

Included in the amounts reclassified was a net operating loss offset to paid-in capital of $56,001.

The following permanent differences have been reclassified to/(from) the following accounts in the Credit Opportunities Fund as of May 31, 2013:

Undistributed Net Investment Income	Accumulated Realized Loss	Paid-in-capital

$ 24,675	$ (1,421)	$ (23,254)

The tax character of dividends and distributions declared during the year ended May 31, 2013 for the Arbitrage Fund was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions

5/31/13	$86,556,164	$2,300	$86,558,464

5/31/12	$57,040,655	$466,733	$57,507,388

The tax character of dividends and distributions declared during the year ended May 31, 2013 for the Event-Driven Fund was as follows:
Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions

5/31/13	$1,074,249	$–	$1,074,249

5/31/12	$1,348,474	$–	$1,348,474

Annual Report | May 31, 2013	101

The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

The tax character of dividends and distributions declared during the period ended May 31, 2013 for the Credit Opportunities Fund was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
5/31/13	$36,674	$–	$36,674

*	The Funds designate these distributions as long-term capital gain dividends per IRC code section 852(b)(3)(C).

As of May 31, 2013, the Funds’ components of distributable earnings on a tax basis were as follows:

	Arbitrage Fund	Event-Driven Fund	Credit Opportunities
Undistributed Ordinary Income	$–	$–	$72,858
Accumulated Capital Gains/(Losses)	12,319,318	–	(10,925)
Unrealized Appreciation/Depreciation	(59,523,417)	(256,857)	46,521
Other Cumulative Effect of Timing Differences	(12,532,681)	(301,598)	(2,601)

Total	$(59,736,780)	$(558,455)	$105,853

The following information is computed on a tax basis for each item as of May 31, 2013:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) of foreign currency and derivatives	Net Unrealized Appreciation/ (Depreciation)
Arbitrage Fund	$2,997,685,571	$62,017,850	$(77,708,152)	$(43,833,115)	$(59,523,417)
Event-Driven Fund	$51,041,688	$1,309,650	$(1,156,925)	$(409,582)	$(256,857)
Credit Opportunities Fund	$5,073,011	$79,512	$(37,248)	$4,257	$46,521

The differences between book–basis and tax–basis net unrealized appreciation/(depreciation) for the Arbitrage Fund, the Event-Driven Fund and the Credit Opportunities Fund are attributable to constructive sales, dividends related to short securities, investments in passive foreign investment companies, and wash sales.

Post-Enactment Capital Losses:

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital.

The Arbitrage Credit Fund has elected to defer Short Term capital losses in the amount of $10,925 to the next tax year.

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The Arbitrage Funds	Notes to Financial Statements (continued)

May 31, 2013

11. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

12. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements. However, effective June 1, 2013, the Funds offered a new A share class. Class A differs from the Funds’ existing share classes only in its ongoing fees.

Annual Report | May 31, 2013	103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Arbitrage Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Arbitrage Funds (comprising, respectively, The Arbitrage Fund, The Arbitrage Event-Driven Fund, and The Arbitrage Credit Opportunities Fund) (the Funds) as of May 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through May 31, 2011, were audited by other auditors whose report dated August 1, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Arbitrage Funds at May 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 30, 2013

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The Arbitrage Funds	Disclosure of Fund Expenses

May 31, 2013 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution (12b-1) expenses, redemption fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Annual Report | May 31, 2013	105

The Arbitrage Funds	Disclosure of Fund Expenses (continued)

May 31, 2013 (Unaudited)

	Beginning Account Value 12/01/2012	Ending Account Value 05/31/2013	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Fund
Class R
Actual	$1,000.00	$1,015.30	1.47%	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.47%	$7.39
Class I
Actual	$1,000.00	$1,016.80	1.22%	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.22%	$6.14
Class C
Actual	$1,000.00	$1,011.50	2.22%	$11.13
Hypothetical (5% return before expenses)	$1,000.00	$1,013.86	2.22%	$11.15

The Arbitrage Event-Driven Fund
Class R
Actual	$1,000.00	$1,033.50	1.69%	$8.57
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	1.69%	$8.50
Class I
Actual	$1,000.00	$1,034.60	1.44%	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.44%	$7.24
Class C
Actual	$1,000.00	$1,029.60	2.44%	$12.35
Hypothetical (5% return before expenses)	$1,000.00	$1,012.76	2.44%	$12.24

The Arbitrage Credit Opportunities Fund
Class R
Actual	$1,000.00	$1,022.30	1.50%	$7.56
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.50%	$7.54
Class I
Actual	$1,000.00	$1,023.90	1.25%	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Class C
Actual	$1,000.00	$1,019.10	2.25%	$11.33
Hypothetical (5% return before expenses)	$1,000.00	$1,013.71	2.25%	$11.30

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

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The Arbitrage Funds	Additional Information

May 31, 2013 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file a complete listing of their portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX INFORMATION

The Funds designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012:

Fund Income	Dividends Received Deduction	Qualified Dividend
Arbitrage Fund	3.21%	10.35%
Arbitrage Event-Driven Fund	0%	3.55%
Arbitrage Credit Opportunities Fund	0%	0%

In early 2013, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2012 via Form 1099. The Funds will notify shareholders in early 2014 of amounts paid to them by the Funds, if any, during the calendar year 2013.

Annual Report | May 31, 2013	107

The Arbitrage Funds	Trustees’ Approval of Advisory Agreement

May 31, 2013 (Unaudited)

On May 14, 2013, the Board of Trustees (the “Board”) of The Arbitrage Funds (the “Trust”), including a majority of its independent trustees, approved the continuation of the Trust’s investment advisory agreements for The Arbitrage Fund and The Arbitrage Event-Driven Fund (each, a “Fund” and, collectively, the “Funds”) with Water Island Capital, LLC, the Fund’s investment adviser (hereafter referred to as the “Adviser”). The Board determined that continuation of the investment advisory agreements was in the best interests of the Funds and their shareholders. The Board based its decision upon its most recent review of the Adviser’s investment personnel, portfolio management process, and performance. The Board discussed the factors below, among others. However, no single factor determined whether the Board approved the continuation of the investment advisory agreements. Rather, it was the totality of the factors that led to the decision.

Nature, Extent and Quality of Service

The Board reviewed the services provided by the Adviser and the qualifications and backgrounds of the persons responsible for managing and providing services to the Funds. They also considered the financial information regarding the Adviser that had been provided to them to assess whether adequate resources were available to provide the level of service expected to be provided to the Funds. The Board determined that the Adviser and its personnel are well-qualified to provide all required services to the Funds and are providing services that are of high quality, and that it has appropriate resources to continue to provide such services.

Performance

The Board reviewed the performance of the Funds relative to mutual funds in the Funds’ peer groups, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The Board determined that the Funds’ investment strategies were performing as anticipated and that the investment methodology being employed in management of the Funds was delivering value to the Funds and their shareholders.

Cost

The Board considered each Fund’s overall expense ratio, comparing it to other similarly managed mutual funds. In its consideration of each Fund’s overall expense ratio, the Board also considered the Adviser’s long term commitment to cap operating expenses, reflected first in its decision to waive a portion of its advisory fee, and then, with respect to the Arbitrage Fund, in its decision to permanently lower its advisory fee. The Board recognized that each Fund’s overall expense ratio is competitive with comparably managed funds and concluded that shareholders are receiving quality investment options for a reasonable price. The Board also concluded that, although the advisory fees payable to the Adviser are slightly higher than the average of fees for other comparably managed funds, the fees are reasonable given the quality of services provided by the Adviser and the complexity of investment strategies implemented by the Adviser.

Profitability of the Adviser

The Board considered the Adviser’s profitability with regard to its management of the Funds, concluding that the Adviser’s profitability was not excessive and therefore was a secondary factor in connection with the evaluation of advisory fees paid by the Funds.

The Board considered the Funds’ short-and long-term performance, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The Board concluded that the Funds’ performance warranted continuation of the investment advisory agreements.

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The Arbitrage Funds Trustees’ Approval of Advisory Agreement (continued)

May 31, 2013 (Unaudited)

Economics of Scale and Ancillary Benefits

The Board concluded that the breakpoints incorporated in the advisory agreements reflect economics of scale realized as the Funds grow.

The Board also considered the “ancillary benefits” to the Adviser, viewing these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds. The Board did consider the level of soft dollar activity, concluding that research derived from these trades was useful to the Funds and their shareholders.

Annual Report | May 31, 2013	109

The Arbitrage Funds	Trustees & Officers

May 31, 2013 (Unaudited)

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request. In May 2012, the Board voted to increase the number of Trustees from five to six, and elected Robert Herrmann to fill the vacancy created by increasing the number of Trustees. The Board also voted to appoint Burton Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant. The Board voted to appoint Mr. Lehman as an adviser to the Board with the expectation that, within a couple of years, it will call a meeting of shareholders to elect trustees and Mr. Lehman will be one of the nominees. Subsequent to these events, Joel Ackerman resigned from the Board, effective May 22, 2012.

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board; provided, however, with respect to Messrs. Burtt Ehrlich, Jay Goldberg, and Burton Lehman (if elected a Trustee), the mandatory retirement age is 77.

Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

INTERESTED TRUSTEES:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 52)	Since May 2000	President, Secretary, Treasurer and Trustee	General Partner, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	3

*	John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

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The Arbitrage Funds	Trustees & Officers (continued)

May 31, 2013 (Unaudited)

INDEPENDENT TRUSTEES AND ADVISER TO THE BOARD:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Burtt R. Ehrlich 636 Riversville Road, Greenwich, Connecticut 06831 (Age 73)	Since March 2005	Trustee	Retired.	Member of the Board of Directors of Clarus Corporation and P.C. Group FWC until 2010.	3
Jay N. Goldberg Hudson Venture Partners 535 Fifth Avenue 14th Floor New York, NY 10017 (Age 69)	Since May 2000	Trustee	General Partner of Hudson Ventures (venture capital firm).	None	3
John C. Alvarado The Seaport Group 1200 Smith Street Suite 1600 Houston, TX 77002 (Age 53)	Since December 2003	Trustee	Managing Director of Energy Related Corporate Finance for The Seaport Group, a credit focused investment bank. Prior to joining The Seaport Group, Mr. Alvarado was Founder and Managing Member of PowerCapital Partners, LLC, an energy related financial consulting firm (2000 - 2010).	None	3
Robert P. Herrmann 59 Rumson Road, Rumson, NJ 07760 (Age 50)	Since May 2012	Trustee	Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 - present). Previously, CEO and director of Loring Ward International, Ltd. and President of SA Funds-Investment Trust (2005 - 2009).	None	3

Annual Report | May 31, 2013	111

The Arbitrage Funds	Trustees & Officers (continued)

May 31, 2013 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Burton Lehman 919 Third Avenue, New York, NY 10022 (Age 71)	Since May 2012	Adviser to the Board	Of Counsel for Schulte, Roth & Zabel (2007 - 2012). Previously, Senior Advisor and General Counsel of Tishman Speyer Properties (2003 - 2006) and Partner at Schulte Roth & Zabel (1969 - 2003).	None	3

EXECUTIVE OFFICERS:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Matthew Hemberger 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 53)	Since May 2000	Vice President, Anti-Money Laundering Officer, Chief Compliance Officer	CFO (2002 - present) and Chief Compliance Officer (2000 - January 2012) of Water Island Capital, LLC.	N.A.	N.A.
Kim Storms ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 (Age 41)	Since August 2011	Chief Financial Officer	Director of Fund Administration (2004 - Present), Senior Vice President (2009 - Present) and Vice President (2005 - 2009), ALPS Fund Services, Inc. Treasurer of ALPS ETF Trust; Assistant Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Tilson Investment Trust, and Financial Investors Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.*	N.A.	N.A.

*	ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent for the Funds, and is an affiliated person of ALPS Distributors, Inc., the distributor of the Funds.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

112	www.arbitragefunds.com | 1-800-295-4485

THE
ARBITRAGE
FUNDS

800-295-4485
www.arbitragefunds.com

Adviser	Water Island Capital, LLC 41 Madison Avenue, 42nd Floor New York, NY 10010
Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
Transfer Agent	DST Systems, Inc. P.O. Box 219842 Kansas City, MO 64121-9842
Custodian	State Street Bank & Trust 225 Liberty Street New York, NY 10281

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is John C. Alvarado, who is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended May 31, 2013 and May 31, 2012, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $69,700 and $39,900, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2013 and May 31, 2012, the aggregate fees billed for professional services rendered by the principal accountant for consent procedures related to the update to the Registrant’s Prospectus and Statement of Additional Information were $5,000 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended May 31, 2013 and May 31, 2012, aggregate fees of $13,200, and $7,000, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)

All Other Fees: For the Registrant’s fiscal years ended May 31, 2013 and May 31, 2012, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended May 31, 2013 and May 31, 2012 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)

A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3)	Not applicable.

(b)

The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President and Treasurer

Date:	August 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President and Treasurer

Date:	August 9, 2013

By:	/s/ Kim Storms
Kim Storms
Chief Financial Officer

Date:	August 9, 2013